EXHIBIT 10.71



                                 TRUST INDENTURE


                         dated as of September 10, 1999


                                     between


                           CORDOVA FUNDING CORPORATION


                                       and


          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
                                   as Trustee




                  Providing For the Issuance From Time to Time
                    of Debt Securities in One or More Series





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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                  DEFINITIONS; INDENTURE TO CONSTITUTE CONTRACT

SECTION 1.1    Definitions; Construction                                      2
SECTION 1.2    Indenture to Constitute Contract                               2
SECTION 1.3    Compliance Certificates and Opinions                           2
SECTION 1.4    Form of Documents Delivered to Trustee                         3
SECTION 1.5    Conflict with Trust Indenture Act                              4
SECTION 1.6    Agency                                                         4

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1    Authorization, Amount, Terms and Issuance of Securities        4
SECTION 2.2    Authorization and Terms of the Initial Securities              5
SECTION 2.3    Additional Securities                                          6
SECTION 2.4    Record Dates                                                  12
SECTION 2.5    Form; Transfer and Exchange                                   13
SECTION 2.6    Execution                                                     18
SECTION 2.7    Authentication                                                19
SECTION 2.8    Mutilated, Destroyed, Lost or Stolen Securities               19
SECTION 2.9    Temporary Securities                                          20
SECTION 2.10   Cancellation and Destruction of Surrendered Securities        20
SECTION 2.11   Disposition of Net Proceeds of Initial Securities             20

                                   ARTICLE III

                            REDEMPTION OF SECURITIES

SECTION 3.1    Optional Redemption                                           20
SECTION 3.2    Election or Requirement to Redeem; Notice to Trustee          21
SECTION 3.3    Mandatory Redemption; Redemption at the Option of the
               Holders; Selection of Securities to Be Redeemed               22
SECTION 3.4    Notice of Redemption                                          25
SECTION 3.5    Securities Payable on Redemption Date                         26
SECTION 3.6    Securities Redeemed in Part                                   26

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.1    Payment of Principal of and Interest on Securities            27
SECTION 4.2    Reporting Requirements                                        27
SECTION 4.3    Corporate Existence                                           28
SECTION 4.4    Compliance with Laws                                          28
SECTION 4.5    Governmental Approvals                                        28
SECTION 4.6    Payment of Taxes and Claims                                   28
SECTION 4.7    Books and Records                                             29
SECTION 4.8    Use of Proceeds                                               29
SECTION 4.9    Indebtedness                                                  29
SECTION 4.10   Business Activities                                           32
SECTION 4.11   Liens                                                         32
SECTION 4.12   Fundamental Changes                                           33
SECTION 4.13   Transactions with Affiliates                                  33
SECTION 4.14   Amendments to the Cordova Energy Credit Agreement and
               Cordova Energy Project Note                                   33
SECTION 4.15   Non-Consolidation                                             33

                                    ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 5.1    Events of Default Defined                                     34
SECTION 5.2    Enforcement of Remedies                                       36
SECTION 5.3    Specific Remedies                                             41
SECTION 5.4    Judicial Proceedings Instituted by Trustee                    41
SECTION 5.5    Holders May Demand Enforcement of Rights by Trustee           44
SECTION 5.6    Control by Holders                                            44
SECTION 5.7    Waiver of Past Defaults or Events of Default                  44
SECTION 5.8    Holder May Not Bring Suit Under Certain Conditions            45
SECTION 5.9    Undertaking to Pay Court Costs                                46
SECTION 5.10   Right of the Holders to Receive Payment Not to be Impaired    46
SECTION 5.11   Application of Moneys Collected by Trustee                    46
SECTION 5.12   Securities Held by Certain Persons Not to Share in
               Distribution                                                  47
SECTION 5.13   Waiver of Appraisement, Valuation, Stay, Right to
               Marshalling                                                   47
SECTION 5.14   Limitation on Holders' Bankruptcy Rights                      48
SECTION 5.15   Remedies Cumulative; Delay or Omission Not a Waiver           48
SECTION 5.16   The Intercreditor Agreement                                   48
SECTION 5.17   The Depositary Agreement                                      48

                                   ARTICLE VI

                                 ACTS OF HOLDERS

SECTION 6.1    Acts of Holders                                               49
SECTION 6.2    Purposes for Which Holders' Meeting May Be Called             50
SECTION 6.3    Call of Meetings by Trustee                                   50
SECTION 6.4    The Funding Corporation and Holders May Call Meeting          51
SECTION 6.5    Persons Entitled to Vote at Meeting                           51
SECTION 6.6    Determination of Voting Rights; Conduct and Adjournment
               of Meeting                                                    51
SECTION 6.7    Counting Votes and Recording Action of Meeting                52
SECTION 6.8    Evidence of Action Taken by Holders                           52
SECTION 6.9    Proof of Execution of Instruments and of Holding of
               Securities                                                    53
SECTION 6.10   Securities Owned by the Funding Corporation Deemed Not
               Outstanding                                                   54
SECTION 6.11   Right of Revocation of Action Taken                           54

                                   ARTICLE VII

                           AMENDMENTS AND SUPPLEMENTS

SECTION 7.1    Amendments and Supplements to Indenture without Consent
               of Holders                                                    55
SECTION 7.2    Amendments and Supplements to Indenture with Consent
               of Holders                                                    56
SECTION 7.3    Amendment of the Credit Agreements or Project Notes           56
SECTION 7.4    Trustee Authorized to Join in Amendments and Supplements;
               Reliance on Counsel                                           56
SECTION 7.5    Effect of Supplemental Indentures                             56
SECTION 7.6    Conformity with Trust Indenture Act                           57
SECTION 7.7    Reference in Securities to Supplemental Indentures            58
SECTION 7.8    Conformity with Trust Indenture Act                           58
SECTION 7.9    Reference in Securities to Supplemental Indentures            58

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

SECTION 8.1    Satisfaction and Discharge of Securities                      58
SECTION 8.2    Satisfaction and Discharge of Indenture                       59
SECTION 8.3    Application of Trust Money                                    60

                                   ARTICLE IX

                                   DEFEASANCE

SECTION 9.1    Funding Corporation's Option to Effect Defeasance or
               Covenant Defeasance                                           60
SECTION 9.2    Defeasance and Discharge                                      61
SECTION 9.3    Covenant Defeasance                                           61
SECTION 9.4    Conditions to Defeasance or Covenant Defeasance               61
SECTION 9.5    Deposited Money and U.S. Government Obligations to Be
               Held in Trust; Miscellaneous Provisions                       63
SECTION 9.6    Reinstatement                                                 63

                                    ARTICLE X

                               THE TRUSTEE AND DTC

SECTION 10.1   Certain Duties and Responsibilities of the Trustee            64
SECTION 10.2   Notice of Defaults                                            65
SECTION 10.3   Certain Rights of Trustee                                     66
SECTION 10.4   Not Responsible for Recitals or Issuance of Securities        67
SECTION 10.5   May Hold Securities                                           67
SECTION 10.6   Money Held in Trust                                           67
SECTION 10.7   Compensation; Reimbursement; Indemnification                  67
SECTION 10.8   Eligibility                                                   67
SECTION 10.9   Resignation and Removal; Appointment of Success               68
SECTION 10.10  Acceptance of Appointment by Successor                        69
SECTION 10.11  Merger, Conversion, Consolidation or Succession to
               Business                                                      69
SECTION 10.12  Maintenance of Offices and Agencies                           70
SECTION 10.13  Disqualification; Conflicting Interests                       72
SECTION 10.14  The Depository Trust Company                                  72

                                   ARTICLE XI

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE
                           AND THE FUNDING CORPORATION

SECTION 11.1   The Funding Corporation to Furnish to the Trustee Names
               and Addresses of the Holders                                  73
SECTION 11.2   Trustee to Furnish Other Information                          73

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

SECTION 12.1   Deposit of Funds for Payment of Securities                    74
SECTION 12.2   Third Party Beneficiaries; No Rights Conferred on Others      74
SECTION 12.3   Illegal Provisions Disregarded                                74
SECTION 12.4   Substitute Notice                                             74
SECTION 12.5   Notice to Rating Agencies                                     74
SECTION 12.6   Notices                                                       74
SECTION 12.7   Successors and Assigns                                        76
SECTION 12.8   Headings for Convenience Only                                 76
SECTION 12.9   Counterparts                                                  76
SECTION 12.10  APPLICABLE LAW                                                76
SECTION 12.11  Holidays                                                      76
SECTION 12.12  Limitation of Liability                                       76

SCHEDULE I - Schedule of Amortization of Principal on the Securities SCHEDULE II
- Schedule of Major Maintenance Reserve Requirement

EXHIBIT A     -   Definitions
EXHIBIT B     -   Form of Bond
EXHIBIT C     -   Form of Certificate
EXHIBIT D     -   Form of Transferor Certificate
EXHIBIT E     -   Form of Institutional Accredited Investor Transferee
                  Compliance Letter
EXHIBIT F     -   Terms of Subordination

         Cross-reference sheet showing the location in this Indenture of the provisions inserted pursuant to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939, as amended.

        Trust Indenture Act Section             Indenture Section

Section 310       (a) (1)                              11.8
                  (a) (2)                              11.8
                  (a) (3)                         Not Applicable
                  (a) (4)                         Not Applicable
                  (a) (5)                              11.8
                  (b)                                  11.9
                  (c)                             Not Applicable

Section 311       (a)                                 6.4(d)
                  (b)                                 6.4(d)
                  (c)                             Not Applicable
Section 312       (a)                              2.6(b), 12.1
                  (b)                                   1.5
                  (c)                                   1.5
Section 313       (a)                                  12.2
                  (b)                                  12.2
                  (c)                            12.2(b), 13.6(b)
                  (d)                                  12.2

Section 314       (a)                                5.2, 5.10
                  (b) (1)                         Not Applicable
                  (b) (2)                         Not Applicable
                  (c) (1)                               1.3
         Trust Indenture Act Section             Indenture Section

                  (c) (2)                               1.3
                  (c) (3)                         Not Applicable
                  (d)                             Not Applicable
                  (e)                                   1.3

                  (f)                             Not Applicable

Section 315       (a)                                 11.1(a)
                  (b)                                6.2, 12.2
                  (c)                                 11.1(b)
                  (d) (1)                             11.1(c)

                  (d) (2)                           11.1(c)(2)
                  (d) (3)                           11.1(c)(3)
                  (e)                                   6.9
Section 316       (a) (1) (A)                           6.6
                  (a) (1) (B)                           6.7
                  (a) (2)                               6.7
                  (b)                                  6.10
                  (c)                                   2.4

Section 317       (a) (1)                             6.4(a)
                  (a) (2)                             6.4(d)
                  (b)                                  11.12

Section 318                                             1.5

                                 TRUST INDENTURE

                  This TRUST INDENTURE, dated as of September 10, 1999 (this "Indenture"), is by and between CORDOVA FUNDING CORPORATION, a corporation organized under the laws of the state of Delaware (the "Funding Corporation"), and CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, a banking association organized under the federal laws of the United States of America, as Trustee (together with its successors in such capacity, the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Funding Corporation was formed for the sole purpose of issuing its bonds, debentures, promissory notes or other evidences of indebtedness under this Indenture;

                  WHEREAS, the Funding Corporation has duly authorized the creation of an issue of senior secured bonds to be issued up to such principal amount authorized in accordance with the terms of this Indenture, and the Funding Corporation has duly authorized the execution and delivery of this Indenture to secure the Securities and to provide for the authentication and delivery thereof by the Trustee;

                  WHEREAS, the Funding Corporation has authorized the issuance of its Series A Senior Secured Bonds (the "Initial Securities") and will use the proceeds of the Initial Securities to make loans from time to time to Cordova Energy Company LLC, a Delaware limited liability company ("Cordova Energy"), pursuant to the Credit Agreement, dated as of the date hereof, between the Funding Corporation and Cordova Energy (the "Cordova Energy Credit Agreement");

                  WHEREAS, the Cordova Energy Credit Agreement provides for the payment by Cordova Energy of amounts sufficient to enable the Funding Corporation to pay the principal of, premium (if any), and interest on all Initial Securities at any time issued and outstanding under this Indenture according to their tenor and to pay other costs of the Funding Corporation and the Trustee incurred in connection with the Initial Securities, this Indenture, the Cordova Energy Credit Agreement and the other Financing Documents; and

                  WHEREAS, Cordova Energy has guaranteed to the Trustee the payment of principal, premium (if any), interest and other amounts due from the Funding Corporation under this Indenture with respect to the Securities.

                  NOW, THEREFORE, that, for and in consideration of the premises and of the covenants herein contained and of the purchase of the Securities by Holders thereof, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders, as follows:

                                    ARTICLE I

                  DEFINITIONS; INDENTURE TO CONSTITUTE CONTRACT

                  SECTION 1.1 Definitions; Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Exhibit A attached hereto, which Exhibit A is hereby incorporated by reference herein, and shall include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) all references in this Indenture to designated "Articles," "Sections," "Exhibits" and other subdivisions are to the designated Articles, Sections, Exhibits and other subdivisions of this Indenture;

                  (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Exhibit or other subdivision;

                  (f) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Indenture and the other Financing Documents and including any agreement, contract or document in substitution or replacement of any of the foregoing;

                  (g) unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other gender; and

                  (h) any reference to any Person shall include its successors and assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities.

                  SECTION 1.2 Indenture to Constitute Contract. In consideration of the purchase and acceptance of any or all of the Securities by those who shall hold the same from time to time, the provisions of this Indenture shall be part of the contract of the Funding Corporation with Holders of the Securities, and shall be deemed to be and shall constitute contracts between the Funding Corporation, the Trustee and Holders from time to time of the Securities. The provisions, covenants and agreements herein set forth to be performed by or on behalf of the Funding Corporation shall be for the equal benefit, protection and security of the Holders of any and all of the Securities. All of the Securities, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Securities over any other thereof except as expressly provided in or pursuant to this Indenture.

                  SECTION 1.3 Compliance Certificates and Opinions. Except as otherwise expressly provided by this Indenture, upon any application or request by the Funding Corporation to the Trustee that the Trustee take any action under any provision of this Indenture, the Funding Corporation shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any particular application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. The Trustee may conclusively rely, and shall be fully protected in relying, on any such Officer's Certificate.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
                  (c) a statement that, in the opinion of each such individual, such examination or investigation has been made as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; and

                  (e) in the case of an Officer's Certificate of the Funding Corporation, a statement that no Default or Event of Default under this Indenture has occurred and is continuing (unless such Officer's Certificate relates to a Default or an Event of Default).

                  SECTION 1.4 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Funding Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or has reason to believe that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon an Authorized Representative of the Funding Corporation stating that the information with respect to such factual matters is in the possession of the Funding Corporation, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.5 Conflict with Trust Indenture Act. If any provision hereof, including without limitation, Section 5.16 or 5.17 hereof, limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply in this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.6 Agency. In executing the Securities and this Indenture, the Funding Corporation will be acting both as principal and as agent for Cordova Energy and any Additional Guarantor to the extent of Cordova Energy's or such Additional Guarantor's, as the case may be, obligations under the Securities. As used in this Indenture, references to the "Funding Corporation" shall be interpreted to include the Funding Corporation in its capacity as principal and the Funding Corporation in its capacity as agent pursuant to the Agency Agreement with Cordova Energy or any Additional Guarantor, as the case may be, with respect to Cordova Energy's or such Additional Guarantor's, as the case may be, obligations under this Indenture.

                                   ARTICLE II
                                 THE SECURITIES

                  SECTION 2.1 Authorization, Amount, Terms and Issuance of Securities. (a) Securities may be issued hereunder from time to time. No Securities may be issued under this Indenture except in accordance with this
Article II. The maximum principal amount of Securities which may be issued hereunder is not limited. The Securities (i) shall be designated "Cordova Funding Corporation Senior Secured Bonds" and (ii) shall be issued in Authorized Denominations. The Securities may have notations, legends or endorsements required by Law or usage satisfactory to the Trustee. The Initial Securities shall contain substantially the terms recited in the form of Security set forth in Exhibit B.
                                        4

                  (b) Private placement numbers issued by S&P's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) or "CUSIP" numbers may be printed on the Securities. Neither the Funding Corporation nor the Trustee shall have any responsibility for any defect in the private placement number or CUSIP number, as the case may be, that appears on any bond, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that private placement numbers or CUSIP numbers, as the case may be, have been assigned by an independent service for convenience of reference and that neither the Funding Corporation nor the Trustee shall be liable for any inaccuracy in such numbers. The Securities may bear such endorsements or legends satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

                  SECTION 2.2 Authorization and Terms of the Initial Securities.
(a) The Initial Securities to be issued under this Indenture are hereby created. The Funding Corporation may issue the Initial Securities from time to time in accordance with the Bond Purchase Agreement, substantially in the form of Exhibit B, upon the execution of this Indenture. The Trustee shall, at the Funding Corporation's written request, authenticate the Initial Securities and deliver them as specified in such request.

                  (b) The Initial Securities shall be issued in five separate series (each, a "Series"), designated A-1 through A-5, respectively, on five different closing dates, in each case in accordance with the Bond Purchase Agreement. Each Series of Initial Securities shall be dated the date of issuance thereof (the "Applicable Closing Date" for such Series) and shall be in an aggregate principal amount determined for such Series as provided in the Bond Purchase Agreement.

                  (c) Each Series of Initial Securities shall have a final maturity date of December 15, 2019 (the "Series A Final Maturity Date") and shall bear interest at the rate determined for such Series in accordance with
Section 1 of the Bond Purchase Agreement. The Series A-2 through A-5 Securities shall be dated as of the date of authentication thereof. The Funding Corporation shall deliver to the Trustee an Officer's Certificate specifying the date of issuance of such Initial Securities, the aggregate principal amount of the Initial Securities being issued on such date and the interest rate for such Series of Initial securities being issued.

                  (d) The principal of, premium (if any) and interest on, the Initial Securities shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts. Payment of principal of and interest on the Initial Securities shall be made (i) by check or draft mailed on the Scheduled Payment Date to the registered owner as of the close of business on the Record Date immediately preceding the Scheduled Payment Date, at his address as it appears on the registration books of the Trustee or (ii) by wire transfer to such registered owner as of the close of business on such Record Date upon written notice of such wire transfer address in the continental United States given not less than fifteen (15) days prior to such Record Date; provided, however, that if and to the extent that there shall be a default in the payment of the interest or principal due on such Scheduled Payment Date, such defaulted interest and/or principal shall be paid to the Holder in whose name any such Initial Security is registered at the close of business on the day determined by the Trustee as provided in Section 2.4 hereof.

                  (e) Interest on each Series of Initial Securities shall be paid in arrears on each June 15 and December 15, commencing on the Scheduled Payment Date next succeeding the Applicable Closing Date for such Series and concluding on the Series A Final Maturity Date. Interest on the Initial Securities shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

                  (f) Principal of each Series of Initial Securities shall be paid in an amount, and on the Scheduled Payment Dates, as set forth with respect to such Series on Schedule I hereto.

                  (g) Final payment or prepayment in full of the Initial Securities shall be made to the Holders thereof upon presentation and surrender of such Initial Securities at the office of the Trustee as indicated in Section
10.12 hereof. Prior to final payment of principal on any Initial Security, the principal amount outstanding on an Initial Security will be automatically reduced by the amount of any principal payment made to a registered Holder.

                  SECTION 2.3  Additional Securities.

                  (a) Additional Securities may, upon the satisfaction of the conditions set forth in this Section 2.3, be issued in the amounts and for the purposes permitted herein. All Additional Securities shall rank pari passu with the Initial Securities, shall be secured by the Funding Corporation Collateral and guaranteed pursuant to the Guarantees and shall have such date or dates, bear such interest rate or rates, have such maturity dates, redemption dates and redemption premiums, be in such form and be issued at such prices as shall be approved in writing by the Funding Corporation.

                  (b) Upon (i) the satisfaction of the applicable conditions set forth in paragraph (c) and (d) of this Section, (ii) the execution and delivery of (x) an appropriate Supplemental Indenture in compliance with Section 2.3(e) and Article VII of this Indenture, and (y) appropriate supplements or amendments to the Credit Agreements, the Security Documents and the Project Notes, (iii) receipt of a consent in writing by the Guarantors confirming that the Guarantees apply to such Additional Securities, and (iv) receipt by the Securities Intermediary of an Officer's Certificate confirming that Moneys on deposit in the Debt Service Reserve Account or otherwise available to be drawn on any Debt Service Reserve Letter of Credit or Debt Service Reserve Guarantee shall, in the aggregate, after giving effect to the issuance of such Additional Securities, be equal to the then current Debt Service Reserve Required Balance (as defined in the Depositary Agreement), and, if a Debt Service Reserve Letter of Credit or Debt Service Reserve Guarantee is to be available for amounts payable in respect of Additional Securities, the consent of the Debt Service Reserve LOC Provider or the Debt Service Reserve Guarantor and the requisite amount of financial institutions under any Debt Service Reserve LOC Reimbursement Agreement, if so required under any Debt Service Reserve LOC Reimbursement Agreement for such availability, shall have been obtained and be in full force and effect, as provided in the Debt Service Reserve Letter of Credit or Debt Service Reserve

Guarantee and/or the Depositary Agreement, as the case may be, the Funding Corporation shall execute Additional Securities and deliver them to the Trustee, and the Trustee upon the written request of the Funding Corporation shall authenticate such Additional Securities and deliver them to the purchasers thereof as may be directed by the Funding Corporation; provided, however, that notwithstanding anything to the contrary contained herein, no Additional Securities may be issued hereunder (x) without the prior written consent of the Funding Corporation, and (y) except with respect to clause (c)(i) below, at any time when a Default or an Event of Default shall have occurred and be continuing or if such issuance would, upon notice or the passage of time, cause a Default or an Event of Default. Upon the issuance of any Additional Securities, the Funding Corporation shall promptly provide the Trustee with a revised Schedule I to this Indenture that will provide for the payment of principal of such Additional Securities.

                  (c) Additional Securities may be issued by the Funding Corporation; provided that except with respect to clause (c)(i) below, no Default or Event of Default exists at time of the issuance of the Additional Securities, before and after giving effect to such issuance, and an Authorized Officer of the Funding Corporation so certifies to the Trustee; and provided, further, that all of the net proceeds of such Additional Securities must be loaned by the Funding Corporation to Cordova Energy and/or one or more Additional Guarantors pursuant to the Cordova Energy Credit Agreement and/or one or more Additional Credit Agreements, or supplement thereto, and such proceeds must be used by Cordova Energy and/or such Additional Guarantors for one or more of the following purposes, as certified at the time of authentication of such Additional Securities to the Trustee by an Authorized Officer of the Funding
Corporation:

                           (i) to finance Required Modifications, so long as
either:

                                (A) the Independent Engineer confirms (with customary assumptions and qualifications) as reasonable a certification from an Authorized Officer of the Funding Corporation to the Trustee (with customary assumptions and qualifications) that the minimum annual projected Debt Service Coverage Ratio during the remaining term of the Securities, after taking into account the issuance of such Additional Securities, is reasonably expected to be equal to or greater than:

                                       (1)      1.2 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be 100%,

                                       (2)      1.25 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 75% but less than
                                                100%,

                                        (3)     1.35 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 50% but less than
                                                75%,

                                        (4)     1.40 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 25% but less than
                                                50%, and

                                        (5)     1.5 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be less than 25%, or

                                 (B)    the Funding Corporation obtains a
                                        Ratings Reaffirmation with respect to
                                        the issuance of such Additional
                                        Securities;

                           (ii) to finance Optional Modifications, so long as:

                                 (A)     the Independent Engineer confirms (with
                                         customary assumptions   and qualifica-
                                         tions)  as reasonable a certification
                                         from an Authorized  Officer of the
                                         Funding Corporation  to the Trustee
                                         (with  customary  assumptions and
                                         qualifications)  that (x) the  minimum
                                         annual projected  Debt Service Coverage
                                         Ratio during the remaining term  of the
                                         Securities,  after  taking into account
                                         the issuance of such  Additional
                                         Securities,  is reasonably expected to
                                         be equal to or greater than:

                                         (1)    1.4 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be 100%,

                                         (2)    1.55 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 75% but less than
                                                100%,

                                         (3)    1.7 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 50% but less than
                                                75%,

                                         (4)    1.85 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be equal to or
                                                greater than 25% but less than
                                                50%, and

                                         (5)    2.0 to 1.0, if the PPA Factor
                                                during the remaining term of the
                                                Securities is reasonably
                                                expected to be less than 25%,

                                          and (y) the average annual projected
                                          Debt Service Coverage Ratio during the
                                          remaining term of the Securities,
                                          after taking into account the issuance
                                          of such Additional Securities, is
                                          reasonably expected to be equal to or
                                          greater than:

                                          (1)      1.4 to 1.0, if the PPA Factor
                                                   during the remaining term of
                                                   the Securities is reasonably
                                                   expected to be 100%,

                                          (2)      1.6 to 1.0, if the PPA Factor
                                                   during the remaining term of
                                                   the Securities is reasonably
                                                   expected to be equal to or
                                                   greater than 75% but less
                                                   than 100%,

                                          (3)      1.8 to 1.0, if the PPA Factor
                                                   during the remaining term of
                                                   the Securities is reasonably
                                                   expected to be equal to or
                                                   greater than 50% but less
                                                   than 75%,

                                          (4)      2.0 to 1.0, if the PPA Factor
                                                   during the remaining term of
                                                   the Securities is reasonably
                                                   expected to be equal to or
                                                   greater than 25% but less
                                                   than 50%, and

                                          (5)      2.25 to 1.0, if the PPA
                                                   Factor during the remaining
                                                   term of the Securities is
                                                   reasonably expected to be
                                                   less than 25%; and

                                    (B)     the Funding Corporation obtains a
                                            Ratings Reaffirmation with respect
                                            to the issuance of such Additional
                                            Securities;

                           (iii) to finance Expansion Modifications, so long as the Funding Corporation obtains a Ratings Reaffirmation with respect to the issuance of such Additional Securities;

                           (iv) to finance the construction, development, acquisition, reconstruction, repowering, improvement, start-up or operation of any Additional Project, so long as after giving effect to the issuance of such Additional Securities, the Securities are rated at least the higher of (a) "Baa3" by Moody's (or the equivalent from another Rating Agency if Moody's is not then providing credit ratings) and "BBB-" by S&P (or the equivalent from another Rating Agency if S&P is not then providing credit ratings) and
                                    (b) the then current Ratings of the
                                    Securities;

                           (v)      for working capital purposes in an
                                    outstanding amount not to exceed at any one time, when aggregated with any outstanding Indebtedness incurred pursuant to Section 4.9(g), $5,000,000 (such amount to be escalated annually in accordance with
                                    increases in the Consumer Price Index);

                           (vi) for any purpose in an outstanding amount not to exceed at any one time, when aggregated with any outstanding Indebtedness incurred pursuant to Section 4.9(j), $20,000,000 (such amount to be escalated annually in accordance with increases in the Consumer Price Index); or

                            (vii) for any purpose, so long as, after giving effect to the incurrence of such Indebted-ness, the Funding Corporation receives confirmation that the Securities are rated at least "Baa3" by Moody's (or the equivalent from another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" by S&P (or the equivalent from another Rating Agency if S&P is not then providing credit ratings); provided that any Additional Securities issued for the purpose described in clause (iv) above shall satisfy the conditions set forth in such clause (iv).

                  (d) There shall have been delivered to the Trustee the certification and other information, if any, required by Section 2.3(c) hereof. The Trustee may conclusively rely on any certification or information so received.

                  (e) There shall be established in one or more Supplemental Indentures, prior to the issuance of Additional Securities of any series:

                           (i) the title of the Securities of such series (which shall distinguish the Securities of such series from all other Securities) and the form or forms of Securities of such series;

                           (ii) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series and except for Securities that are deemed never to have been authenticated and delivered hereunder);

                           (iii) the date or dates on which the principal of the Securities of such series is payable, the amounts of principal payable on such date or dates and the Record Date for the determination of the Holders to whom principal is payable; and the date or dates on or as of which the Securities of such series shall be dated;

                           (iv) the rate or rates at which the Securities of such series shall bear interest, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the Record Date for the determination of the Holders to whom interest is payable, and the basis of computation of interest;

                           (v) the place or places where (x) the principal of, premium, if any, and interest on Securities of such series shall be payable,
                                    (y) Securities of such series may be
                                    surrendered for registration of transfer or exchange and (z) notices and demands to or upon the Funding Corporation in respect of the Securities of such series and this Indenture may be served;

                           (vi) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Funding Corporation;

                           (vii) the obligation, if any, of the Funding Corporation to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

                           (viii) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities of such series shall be issuable;

                           (ix) the restrictions or limitations, if any, on the transfer or exchange of the Securities of such series;

                           (x) the obligation, if any, of the Funding Corporation to file a registration statement with respect to the Securities of such series or to exchange the Securities of such series for Securities registered pursuant to the Securities Act;

                           (xi) any other terms of such series (which terms shall not contravene the provisions of this Indenture); and

                           (xii) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

                  SECTION 2.4 Record Dates. The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Scheduled Payment Date shall be entitled to receive the interest and/or principal payable on such Scheduled Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to the Record Date and prior to such Scheduled Payment Date; provided, however, that if and to the extent there is a default in the payment of the interest and/or principal due on such Scheduled Payment Date, such defaulted interest and/or principal shall be paid to the Persons in whose names Outstanding Securities are registered at the close of business on a subsequent Record Date established by notice mailed by the Trustee to the registered owners of the Securities not less than fifteen (15) days preceding such subsequent Record Date, such Record Date to be not less than five (5) days preceding the date of payment of such defaulted interest and/or principal.

                  SECTION 2.5 Form; Transfer and Exchange.

                  (a) The Initial Securities shall be issued as definitive Restricted Securities. Upon surrender for registration of transfer of an Initial Security at the office or agency of the Registrar, the Funding Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the transferee, one or more new definitive Initial Securities of any Authorized Denomination, in the same aggregate principal amount and of the same maturity which the registered owner is entitled to receive. The Initial Security being surrendered for registration of transfer shall be accompanied by the following additional information and documents, as applicable:

                           (i) if such Initial Security is being acquired for the account of such Holder, a certification from such Holder to that effect;

                           (ii)     if such Initial Security is being
                                    transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) (a "QIB") in accordance with Rule 144A under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect;

                           (iii)    if such Initial Security is being
                                    transferred to certain Persons in offshore transactions pursuant to an exemption from registration in accordance with Regulation S under the Securities Act, a certification to that effect; or

                           (iv) if such Initial Security is being trans-ferred to a Person in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect together with either (1) the prior written authorization of the Funding Corporation, which shall not be unreasonably withheld, or (2) an opinion of counsel addressed to the Funding Corporation and the Trustee and reasonably satisfactory to each of them to the effect that such transfer is exempt from the registration requirements of the Securities Act.

                  All Initial Securities delivered in transfer shall be dated, pursuant to Section 2.2(b), so that neither gain nor loss in interest shall result from the transfer or exchange. No service charge shall be made for any exchange or transfer, but the Funding Corporation or the Trustee, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  (b) The Additional Securities sold within the United States may be issued (i) as definitive Securities or (ii) in the form of one or more Global Securities and registered in the name of DTC or its nominee, Cede & Co., and shall represent the beneficial interests of Persons purchasing such Additional Securities. The Funding Corporation may appoint DTC to act as depositary (together with its successors in such capacity, the "Depositary") with respect to Additional Securities issued in global form. In the event any Additional Securities are issued in a transaction under Rule 144A of the Securities Act, any Person purchasing such Additional Securities shall do so in transactions complying with Rule 144A under the Securities Act. The Trustee, as custodian ("Custodian"), will act as custodian of each Global Security for the Depositary or appoint a sub-custodian to act in such capacity. So long as the Depositary or its nominee is the registered owner of any Global Security, it shall be considered the Holder of the Securities represented thereby for all purposes hereunder and under such Global Security. Interests in Global Securities shall be transferred on the Depositary's book-entry settlement system.

                  Additional Securities may also be offered and sold in offshore transactions in reliance on Regulation S, and if so offered and sold may be issued in the form of one or more temporary global Securities in registered form substantially in the form as above recited (the "Temporary Offshore Global Securities") deposited with the Trustee, as custodian for the Depositary, duly executed by the Funding Corporation and authenticated by the Trustee as hereinafter provided. At any time beginning 40 days after the later of the commencement of the offering and the closing in connection with such Additional Securities (the "Offshore Securities Exchange Date"), upon receipt by the Trustee and the Funding Corporation of a certificate substantially in the form of Exhibit C hereto, one or more permanent global securities in registered form substantially in the form as above recited (the "Permanent Offshore Global Securities" and, together with the Temporary Offshore Global Securities, the "Offshore Global Securities") duly executed by the Funding Corporation and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depositary, and the registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Offshore Global Securities in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Securities transferred.

                  (c) Additional Securities may also be offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) in accordance with Regulation D under the Securities Act and, if so offered and sold, shall be issued in the form of definitive physical certificates and shall be Restricted Securities.

                  (d) The Funding Corporation shall cause books for the registration and transfer of the Initial Securities and any Additional Securities (the "Securities Register") to be kept at the principal office of the Trustee in San Francisco and hereby appoints the Trustee as registrar (the "Registrar") to keep such books.

                  (e) The transfer and exchange of Securities in global form shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. Upon surrender for registration of transfer or exchange of any definitive Security (including any definitive Security issued pursuant to Section 2.5(h) or 2.5(i) hereof), at the office or agency of the Registrar, the Funding Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the Holder (in the case of exchanges) or the transferees (in the case of transfers), one or more new definitive Securities of any Authorized Denomination, in the same aggregate principal amount and of the same maturity which the registered owner is entitled to receive; provided, however, that in the case of the surrender for registration of transfer of any definitive Restricted Security, such definitive Restricted Security shall be accompanied by the following additional information and documents, as applicable:

                           (i) if such definitive Restricted Security is being acquired for the account of such Holder, without transfer, a certification from such Holder to that effect;

                           (ii) if such definitive Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect;

                           (iii) if such definitive Restricted Security is being transferred to certain Persons in offshore transactions pursuant to an exemption from registration in accordance with Regulation S under the Securities Act, a certification to that effect; or

                           (iv) if such definitive Restricted Security is being transferred to a Person in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect together with either (1) the prior written authorization of the Funding Corporation, which shall not be unreasonably withheld, or (2) an opinion of counsel addressed to the Funding Corpora-tion and the Trustee and reasonably satis-factory to each of them to the effect that such transfer is exempt from the registra-tion requirements of the Securities Act.

                  All Securities delivered in connection with a transfer or exchange shall be dated, in accordance with Section 2.2(b), so that neither gain nor loss in interest shall result from the transfer or exchange. No service charge shall be made for any exchange or transfer, but the Funding Corporation or the Trustee, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  (f) Each certificate evidencing the Securities in global form and the definitive Securities, if any (and all Securities issued in exchange therefor or substitution thereof), shall bear the legend in substantially the form set forth in the form of Security attached hereto as Exhibit B. Upon a request for registration of any transfer of an Additional Security which is a Restricted Security (including any restricted Additional Security represented by a security in global form) pursuant to an effective registration statement under the Securities Act in accordance with a Registration Rights Agreement and any applicable securities laws of any State of the United States, the Registrar shall exchange any such Restricted Security for definitive Securities that do not bear the legend referenced above and rescind any restriction on the transfer of such Additional Security.

                  (g) Notwithstanding any other provision herein (other than the provisions set forth in paragraph (h) of this Section), a Security in global form may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (h) The beneficial interests represented by any Global Security shall be issued as definitive Securities, without coupons, to Holders or their nominees, rather than to Cede & Co. as nominee for the Depositary, if
(i) the Funding Corporation advises the Trustee in writing that the Depositary is no longer willing or able to discharge properly its responsibilities as Depositary with respect to such Global Security and the Funding Corporation is unable to locate a qualified successor, (ii) the Funding Corporation, at its option, elects to terminate the book-entry system through the Depositary with respect to the Securities represented by such Global Security or (iii) after the occurrence of an Event of Default, beneficial owners holding interests representing an aggregate principal amount of Securities of not less than 51% of the Securities represented by such Global Security advise the Trustee through the Depositary in writing that the continuation of a book-entry system through the Depositary with respect to the Securities represented by such Global Security is no longer in such owners' best interests.

                  Upon the occurrence of any of the events in clauses (i) through (iii) of the preceding paragraph, the Trustee shall, upon receipt of written notice and a list of all Persons who hold a beneficial interest in the relevant Global Security from the Depositary, be required to notify, at the expense of the Funding Corporation, all Persons who hold a beneficial interest in such Global Security through participants in the Depositary or indirect participants through participants in the Depositary of the issuance of definitive Securities. Upon surrender by the Custodian of such Global Security and receipt from the Depositary of instructions for re-registration, the Funding Corporation will execute and the Trustee, upon the written instructions of the Funding Corporation in the case of an event in clause (i) or (ii) of the preceding paragraph and upon the written instructions of the beneficial owners holding interests representing an aggregate principal amount of Outstanding Securities of not less than 51% of the Securities represented by such Global Security in the case of an event in clause (iii) of the preceding paragraph, will authenticate and deliver the definitive Securities.

                  Definitive Securities issued in exchange for all or any portion of a Security in global form pursuant to this Section 2.5 shall be registered in such names and in such Authorized Denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available for delivery such definitive Securities to the Persons in whose names such Securities are so registered.

                  (i) Upon satisfaction of the requirements of this paragraph
(i), any Person having a beneficial interest in Securities in global form may upon request exchange its interest in the Securities in global form for a definitive Security or cause a definitive Security to be issued upon transfer of such beneficial interest. Upon receipt by the Trustee of (1) written or electronic instructions from the Depositary or its nominee on behalf of any Person having a beneficial interest in Securities in global form, (2) a written order of the Depositary or its nominee containing instructions with respect to the registration of transfer or exchange, and (3) in the case of Restricted Securities only, the following additional information and documents, as applicable:

                           (i) if such Restricted Security is being acquired for the account of such Person, without transfer, a certification to that effect; or

                           (ii) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect; or

                           (iii) if such Restricted Security is being trans-ferred to a Person in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect together with either (1) the prior written authorization of the Funding Corporation, which shall not be unreasonably withheld, or (2) an opinion of counsel addressed to the Funding Corporation and the Trustee and reasonably satisfactory to each of them to the effect that such transfer is exempt from the registration requirements of the Securities Act;

the Trustee, or the Custodian at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Securities in global form to be reduced by the principal amount of Securities for which issuance of definitive Securities has been requested and for which the requirements of this paragraph have been satisfied and, following such reduction, the Funding Corporation will execute and the Trustee will authenticate and deliver to such person or the transferee, as the case may be, a definitive Security in the principal amount by which the Securities in global form have been so reduced.

                  Upon satisfaction of the requirements of this Section 2.5, any holder of a definitive Security other than an Initial Security may exchange such definitive Security for an interest in the Security in global form. Upon receipt by the Trustee of a definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with (a) a certification from the Holder that such definitive Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, and (b) written instructions from the Holder that the Security so transferred shall be registered in the name of DTC or its nominee, the Trustee shall cancel such definitive Security and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Securities represented by the Security in global form to be increased accordingly.

                  (j) At such time as all interests in a Security in global form have been exchanged for definitive Securities or cancelled, such Security in global form shall be cancelled by the Trustee. At any time prior to such cancellation, if (i) any interest in a Global Security is exchanged for definitive Securities or cancelled, the principal amount of Securities represented by such Security in global form shall be reduced by the principal amount of Securities exchanged for definitive Securities, and an endorsement shall be made on such Security in global form by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or (ii) any definitive Security is exchanged for an interest in a Global Security, the principal amount of Securities represented by such Global Security shall be increased by the principal amount of definitive Securities exchanged for an interest in such Global Security, and an endorsement shall be made on such Global Security by the Trustee or the Custodian, at the direction of the Trustee, to reflect such increase.

                  (k) New Securities delivered upon any transfer or exchange shall be valid obligations of the Funding Corporation, evidencing the same debt as the Securities surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits of the Indenture to the same extent as the Securities surrendered.

                  (l) Any Additional Securities which are presented to the Registrar for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Securities of the same series and of equal principal amount upon surrender to the Registrar of the Securities to be exchanged; provided, however, that the Additional Securities so surrendered for exchange shall be duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Funding Corporation and the Registrar, duly executed by the Holder thereof or its attorney who shall be duly authorized in writing to execute such document. Whenever any Additional Securities are so surrendered for exchange, the Funding Corporation shall execute, and the Trustee shall authenticate and deliver to the Registrar, the same aggregate principal amount of Exchange Securities of the same series that have been surrendered.

                  SECTION 2.6 Execution. The Securities shall be executed by the manual or facsimile signature of the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Funding Corporation.

                  (b) Securities executed as provided above may be issued and shall be authenticated by the Trustee, notwithstanding that any officer signing such Securities or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of such Securities.

                  SECTION 2.7 Authentication. No Security shall be valid for any purpose until the certificate of authentication shall have been duly executed by the Trustee. Such authentication shall be conclusive proof that such Security has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefit of the trust hereby created. The Trustee shall, at the written request of the Funding Corporation, authenticate the Securities at the initial issuance thereof and deliver them to the purchaser thereof upon payment to the Funding Corporation of the purchase price therefor. Any Securities subsequently issued under this Indenture may be authenticated by the Trustee or any authenticating agent appointed by the Trustee, and such authentication shall, for all purposes of this Indenture, be deemed to be the authentication of and delivery by the Trustee.

                  SECTION 2.8 Mutilated, Destroyed, Lost or Stolen Securities.

                  (a) If any Security shall become mutilated, the Funding Corporation shall execute, and the Trustee shall thereupon authenticate and deliver, a new Security of like tenor, maturity and denomination in exchange and substitution for the Security so mutilated, but only upon surrender to the Trustee of such mutilated Security for cancellation, and the Funding Corporation or the Trustee may require reasonable indemnity therefor. If any Security shall be reported lost, stolen or destroyed, evidence as to the ownership thereof and the loss, theft or destruction thereof shall be submitted to the Trustee. If such evidence shall be satisfactory to both the Trustee and the Funding Corporation and indemnity satisfactory to both shall be given, the Funding Corporation shall execute, and thereupon the Trustee shall authenticate and deliver, a new Security of like tenor, maturity and denomination. The cost of providing any substitute Security under the provisions of this Section shall be borne by the Holder for whose benefit such substitute Security is provided. If any such mutilated, lost, stolen or destroyed Security shall have matured or be about to mature, the Funding Corporation may, with the consent of the Trustee, pay to the Holder the principal amount of such Security upon the maturity thereof and the compliance with the aforesaid conditions by such Holder, without the issuance of a substitute Security therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been payable on a substitute Security had one been issued. Notwithstanding the foregoing provisions of this Section 2.8(a) with respect to evidence of ownership of a mutilated, lost or stolen Security and provision by the Holder thereof of indemnity, if the Holder of such Security is an insurance company with a net worth of more than $100,000,000 (or, in either such case, a nominee or affiliate thereof if the obligations as contemplated hereunder are guaranteed by such insurance company), such Holder's statement as to ownership and an unsecured agreement of indemnity shall, for purposes of this Section 2.8(a), be deemed satisfactory.

                  (b) Every substitute Security issued pursuant to this Section
2.8 shall constitute an additional contractual obligation of the Funding Corporation, whether or not the Security alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  (c) All Securities shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude any and all other rights or remedies.

                  SECTION 2.9 Temporary Securities. Pending preparation of definitive Securities, the Funding Corporation may issue, and, upon its written request, the Trustee shall authenticate, in lieu of definitive Securities, one or more temporary printed or typewritten Securities in the form recited in this Indenture, in any Authorized Denomination. Upon written request of the Funding Corporation, the Trustee shall authenticate definitive Securities in exchange for, and upon surrender of an equal principal amount of, temporary Securities. Until so exchanged, temporary Securities shall have the same rights, remedies and security hereunder as definitive Securities.

                  SECTION 2.10 Cancellation and Destruction of Surrendered Securities. Securities surrendered for payment, or exchanged and surrendered to the Trustee for cancellation by the Funding Corporation, shall be cancelled and destroyed by the Trustee.

                  SECTION 2.11 Disposition of Net Proceeds of Initial Securities. Upon receipt of the net proceeds from the sale of each Series of Initial Securities, the Trustee shall apply such proceeds to the account of the Funding Corporation for loan by the Funding Corporation to Cordova Energy pursuant to the Cordova Energy Credit Agreement.

                                   ARTICLE III

                            REDEMPTION OF SECURITIES

                  SECTION 3.1  Optional Redemption.

                  (a) Outstanding Initial Securities may be redeemed prior to maturity, as a whole or in part, at any time on any Business Day, at the option of the Funding Corporation, subject to the conditions and at the Redemption Price (which will include the Standard Make-Whole Premium) specified in the form of Security attached hereto as Exhibit B.

                  (b) The Funding Corporation, at its option, may elect, at any time on any Business Day, to redeem a principal amount of the Outstanding Initial Securities constituting the Guaranteed Payment at the Redemption Price (which will include the Special Make-Whole Premium) specified in the form of Security attached hereto as Exhibit B. For the avoidance of doubt, (x) the portion of the Outstanding Initial Securities redeemed pursuant to this clause
(b) shall be deemed to be the Guaranteed Payment and (y) this clause (b) shall not be deemed to require the redemption of any portion of the Outstanding Initial Securities other than the Guaranteed Payment.

                  Upon the occurrence of any such redemption pursuant to this
Section 3.1(b), the Trustee shall, in accordance with the terms of the MidAmerican Holdings Guarantee, release the Guarantors (as defined in the

MidAmerican Holdings Guarantee) from all of their obligations under the MidAmerican Holdings Guarantee. The Trustee shall take all actions reasonably requested by the Funding Corporation in connection with such release. The Trustee may rely on an Officer's Certificate from the Funding Corporation as to principal amount to be redeemed under this Section 3.1(b) and the calculation of the Standard Make-Whole Premium to be applied to such redemption.

                  (c) If the Cordova Energy Project has not achieved Substantial Performance Tests Completion, the Funding Corporation may elect to redeem Outstanding Initial Securities, as a whole or in part, at any time on any Business Day, at a redemption price equal to the principal amount of the Initial Securities being redeemed with interest on the principal amount of the Initial Securities being redeemed accrued to but not including the Redemption Date. If any such redemption shall occur, and the Initial Securities shall then have Ratings which are equivalent to or better than the ratings assigned to the Initial Securities on the initial Closing Date, Substantial Completion of the Cordova Energy Project shall be deemed to have occurred as of the date on which the Funding Corporation shall have deposited the required amount of funds in the Mandatory Redemption Fund in connection with such redemption, notwithstanding the failure of the Cordova Energy Project to achieve Substantial Performance Tests Completion, if, after giving effect to such redemption and any redemption made pursuant to Section 3.3(a)(i), the minimum annual projected Debt Service Coverage Ratio during the remaining term of the Initial Securities is reasonably expected to be equal to or greater than (i) 1.4 to 1.0 during the term of the Power Purchase Agreement or any Acceptable Power Purchase Agreement and (ii)
2.25 to 1.0 during any other period.

                  (d) All proceeds received by the Trustee from or on behalf of the Funding Corporation which are identified as proceeds for an optional redemption of the Outstanding Initial Securities under this Section 3.1 shall be applied by the Trustee to the redemption of such Securities on the Redemption Date therefor.

                  (e) Any redemption of Outstanding Initial Securities pursuant to this Section 3.1 shall be pro rata among all Series of Outstanding Initial Securities.

                  SECTION 3.2 Election or Requirement to Redeem; Notice to Trustee. If the Funding Corporation elects or is required to redeem any Securities pursuant to this Indenture or otherwise, it shall, except to the extent that the Trustee is required to select the Redemption Date pursuant to
Section 3.3(a), (b) or (c), at least forty-five (45) days prior to the date upon which notice of redemption is required to be given to Holders pursuant to
Section 3.4 hereof (unless a shorter notice period shall be satisfactory to the Trustee), deliver to the Trustee and the Securities Intermediary an Officer's Certificate, or a determination of a Redemption Date by the Trustee pursuant to
Section 3.3(a), (b) or (c), specifying the date on which such redemption shall occur (the "Redemption Date"), as determined in accordance with this Article III and the series and principal amount of Securities to be redeemed. Upon receipt of any such Officer's Certificate, the Trustee shall establish a non-interest bearing special purpose trust fund (the "Mandatory Redemption Fund") into which shall be deposited by the Funding Corporation, the Securities Intermediary, the Collateral Agent or any other Person, as the case may be, not later than one Business Day prior to the Redemption Date, immediately available amounts to be held by the Trustee and applied to the redemption of such Securities on the Redemption Date. The Mandatory Redemption Fund shall at all times be in the exclusive possession of, and under the exclusive dominion and control of, the Trustee.

                  SECTION 3.3 Mandatory Redemption; Redemption at the Option of the Holders; Selection of Securities to Be Redeemed.

                  (a) Outstanding Initial Securities shall be redeemed, pro rata among all Series of all Outstanding Securities, in whole or in part, prior to maturity, at a redemption price equal to the principal amount of the Outstanding Initial Securities being redeemed, together with the interest on the principal amount of the Outstanding Initial Securities being redeemed accrued to but not including the Redemption Date, if:

                           (i) Cordova Energy and/or the Collateral Agent receives Performance Liquidated Damages in excess of $5,000,000 (after subtracting
                                    (x) the amount of any refunds of Performance
                                    Liquidated  Damages made to the EPC
                                    Contractor in accordance  with Section
                                    3.7.4(a) of  the  Depositary  Agreement  and
                                    (y)  the  amount  of  such Performance
                                    Liquidated Damages used by Cordova Energy to
                                    complete  the  Cordova  Energy  Project  in
                                    accordance  with  an Approved  Completion
                                    Plan), such Performance  Liquidated  Damages
                                    less (x) the  amount of any  refunds  of
                                    Performance  Liquidated Damages made to the
                                    EPC  Contractor in  accordance  with Section
                                    3.7.4(a) of the Depositary Agreement and (y)
                                    the amount of such Performance   Liquidated
                                    Damages  used by Cordova Energy to complete
                                    the  Cordova  Energy  Project in  accordance
                                    with  an  Approved Completion Plan shall  be
                                    available   for  such  redemption; provided,
                                    however, that the Funding Corporation will
                                    not be  required  to redeem  Outstanding
                                    Initial  Securities  as described  in  this
                                    clause  (i) if a  Ratings  Reaffirmation is
                                    issued with respect to the event  triggering
                                    the  obligation  to redeem  Outstanding
                                    Initial Securities under this subclause (i).
                                    The Funding  Corporation  and Cordova Energy
                                    will be permitted to take  such   actions as
                                    requested by the Rating Agencies (including, without limitation, the redemption of a lesser amount of Outstanding Initial Securities than as described in this clause
                                    (i)) to obtain such Ratings Reaffirmation;
                                    or

                           (ii) Cordova Energy and/or the Collateral Agent receives an El Paso Termination Payment, then the total amount of such El Paso Termination Payment shall be used for such redemption.

                  (b) Outstanding Securities shall be redeemed, pro rata among all series of Outstanding Securities in whole or in part, prior to maturity, at a redemption price equal to the principal amount of the Outstanding Securities being redeemed, together with interest on the principal amount of the Outstanding Securities being redeemed accrued to but not including the Redemption Date, if:

                           (i) Cordova Energy and/or the Collateral Agent receives more than $5,000,000 of Loss Proceeds because of a single Loss Event and Cordova Energy determines not to use such Loss Proceeds to rebuild, repair or restore the Cordova Energy Project, then such Loss Proceeds shall be available for such redemption;

                           (ii) Cordova Energy and/or the Collateral Agent receives Loss Proceeds because of a single Loss Event and more than $5,000,000 of such Loss Proceeds remain after Cordova Energy uses a portion of such Loss Proceeds to rebuild, repair or restore the Cordova Energy Project, such remaining Loss Proceeds shall be available for such redemption;

                           (iii) Cordova Energy and/or the Collateral Agent receives more than $5,000,000 of Title Insurance Proceeds because of a single Title Defect and Cordova Energy determines not to use such Title Insurance Proceeds to correct such Title Defect, then such Title Insurance Proceeds shall be made available for such redemption; or

                           (iv) Cordova Energy and/or the Collateral Agent receives Title Insurance Proceeds because of a single Title Defect and more than $5,000,000 of such Title Insurance Proceeds remain after Cordova Energy uses a portion of such Title Insurance Proceeds to correct such Title Defect, then such remaining Title Insurance Proceeds shall be available for such redemption;

provided, however, that the Funding Corporation will not be required to redeem Outstanding Securities as described in clauses (i) through (iv) of this Section 3.3(b) if a Ratings Reaffirmation is issued with respect to the event triggering the obligation to redeem Outstanding Securities. The Funding Corporation and Cordova Energy will be permitted to take such actions as requested by the Rating Agencies (including, without limitation, the redemption of a lesser amount of Outstanding Securities than as described in clauses (i) through (iv) of this
Section 3.3(b)) to obtain such Ratings Reaffirmation.

                  (c) The amounts available for redemption described in clauses
(i) and (ii) of Section 3.3(a) and clauses (i) through (iv) of Section 3.3(b) shall be subject to reduction by the amount of distributions made by the Securities Intermediary for purposes other than any such redemption, acting upon instructions from the Collateral Agent, in accordance with clauses (i), (ii) and
(iii) of Section 3 of the Intercreditor Agreement. All monies received by the Trustee from the Securities Intermediary for any such redemption pursuant to clauses (ii) and (iii) of Section 3 of the Intercreditor Agreement shall be deposited in the Mandatory Redemption Fund and applied by the Trustee to the redemption of Outstanding Securities as and to the extent provided in this
Article III, the Intercreditor Agreement and the Depositary Agreement.

                  (d) The Redemption Date for any redemption made pursuant to
Section 3.3(a) or 3.3(b) shall be any date selected by the Trustee during the 45-day period following the receipt by the Trustee of a distribution from the Securities Intermediary for any such redemption pursuant to Section 3 of the Intercreditor Agreement.

                  (e) If requested in writing to the Trustee and the Funding Corporation by any Holder within twenty (20) days of receipt by such Holder of a notice of a Change of Control pursuant to the last sentence of this clause (e), the Outstanding Securities owned by such Holder shall be redeemed prior to maturity, as a whole or in part, at a Redemption Price equal to 101% of the principal amount of the Outstanding Securities being redeemed plus accrued and unpaid interest on the principal amount of the Outstanding Securities being redeemed to but not including the Redemption Date. Within thirty (30) Business Days after any such request by a Holder, the Funding Corporation shall pay to the Trustee for deposit in the Mandatory Redemption Fund an amount of funds sufficient to redeem the Outstanding Securities subject to such request. The Trustee shall apply all such funds received by it to the redemption of the Outstanding Securities pursuant to this Section 3.3(e) as soon as practicable after the receipt by the Trustee of such funds in accordance with written allocation instructions from the Funding Corporation provided to the Trustee in accordance with the notice provisions set forth in this Article III. Within thirty (30) days of the occurrence of any Change of Control, the Funding Corporation shall provide notice of such Change of Control to the Trustee and the Trustee shall provide a notice of such Change of Control to Holders in accordance with the terms of this Indenture.

                  (f) Upon any mandatory redemption of the Securities of any series in accordance with this Section 3.3, the scheduled principal amortization of the Securities of such series as set forth on Schedule I hereto shall be reduced by an amount equal to the product of (x) the scheduled principal amortization of the Securities of such series then in effect, multiplied by (y) a fraction, the numerator of which is equal to the principal amount of the Outstanding Securities of such series to be redeemed and the denominator of which is the principal amount of the Outstanding Securities of such series immediately prior to such redemption.

                  (g) Except as otherwise specified herein or in the Supplemental Indenture relating thereto, if less than all the Securities of a series are to be redeemed pursuant to this Section 3.3, the Securities of such series shall be redeemed ratably by the Trustee from the Outstanding Securities of such series not previously called for redemption in whole, by such method as the Trustee shall deem appropriate.

                  (h) The Trustee shall promptly notify the Funding Corporation in writing of the Securities selected for redemption and, in the case of any Securities to be redeemed in part, the principal amount thereof to be redeemed.

                  (i) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities that has been or is to be redeemed.

                  SECTION 3.4 Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 12.6 hereof to Holders of Securities of the series to be redeemed at least thirty (30) days but not more than sixty
(60) days prior to the Redemption Date. All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

                  (d) in the case of Securities to be redeemed in part, the principal amount of such Securities to be redeemed and that after the Redemption Date upon surrender of any such Securities, new Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that, except in the case of partial redemption of any Initial Security, Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Funding Corporation shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) that the availability in the Mandatory Redemption Fund on the Redemption Date of an amount of immediately available funds to pay the Redemption Price in full is a condition precedent to the redemption;

                  (i) the paragraph of the Securities pursuant to which the Securities are being redeemed; and

                  (j) the private placement number or CUSIP number, if any, relating to such Securities.

                  Notice of redemption of Securities to be redeemed at the election of the Funding Corporation shall be given by the Funding Corporation or, at the Funding Corporation's written request, by the Trustee in the name and at the expense of the Funding Corporation. Notice of a mandatory redemption of the Securities shall be given by the Trustee, in the name and at the expense of the Funding Corporation.

                  With respect to mandatory redemption pursuant to Section 3.3 hereof, notice of redemption may be given by the Trustee prior to receipt of funds sufficient to pay the Redemption Price.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  SECTION 3.5 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable, and from and after such date such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, an amount in respect of such Security or portion thereof shall be paid as provided therein; provided, however, that any payment of interest on any Security the Scheduled Payment Date of which is on or prior to the Redemption Date shall be payable to the Holder of such Security registered as such at the close of business on the related Record Date according to the terms of such Security.

                  SECTION 3.6 Securities Redeemed in Part. Except in the case of the Initial Securities, any Security that is to be redeemed only in part shall be surrendered at the place of payment therefor (with, if the Funding Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Funding Corporation and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Funding Corporation shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series, of any Authorized Denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the Security so surrendered.

                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.1 Payment of Principal of and Interest on Securities. The Funding Corporation shall promptly pay or cause to be paid the principal of, premium (if any) and interest on every Security issued hereunder according to the terms hereof and thereof.

                  SECTION 4.2 Reporting Requirements. The Funding Corporation shall furnish to the Trustee, the Rating Agencies and, in the case of clauses
(a) and (b) of this Section 4.2, any Holder or any owner of a beneficial interest in an Initial Security upon request (which request may indicate that it is a Continuing Request):

                  (a) within 60 days after the end of the first, second and third fiscal quarters of the Funding Corporation and Cordova Energy (commencing with the quarter ending March 31, 2000, an unaudited balance sheet of each of the Funding Corporation and Cordova Energy as of the end of such quarter and the related statements of operations, income, cash flows and changes in shareholder's equity for such quarter and for the portion of the fiscal year ending with the last day of such quarter (prepared on a basis consistent (other than with respect to changes in the accounting methods of the Funding Corporation or Cordova Energy, as the case may be) with that used in the preparation of corresponding figures for the preceding fiscal year), setting forth in each case in comparative form corresponding unaudited figures from the preceding fiscal year and accompanied by an Officer's Certificate to the effect that such financial statements fairly present the financial condition and results of operations of the Funding Corporation and Cordova Energy on the dates and for the periods indicated in accordance with GAAP;

                  (b) within 120 days after the end of each fiscal year of the Funding Corporation and Cordova Energy (commencing with the fiscal year ended December 31, 1999), a balance sheet of each of the Funding Corporation and Cordova Energy as of the end of such year and the related statements of operations, income, cash flows and changes in shareholder's equity for such fiscal year (prepared on a basis consistent (other than with respect to changes in the accounting methods of the Funding Corporation or Cordova Energy, as the case may be) with that used in the preparation of corresponding figures for the preceding fiscal year) setting forth in each case in comparative form corresponding figures from the preceding fiscal year and accompanied by (i) an audit opinion thereon by Deloitte & Touche LLP or another firm of independent public accountants of recognized national standing, which opinion shall state that said financial statements of the Funding Corporation and Cordova Energy present fairly, in all material respects, the financial position of the Funding Corporation and Cordova Energy at the end of, and for, such fiscal year in accordance with GAAP, and (ii) an Officer's Certificate stating that no Default or Event of Default has occurred and is continuing, or that if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof;

                  (c) promptly and in any event within 15 Business Days after a Responsible Officer of Funding Corporation receives actual knowledge thereof, written notice of the occurrence of any event or condition which constitutes an Event of Default, specifically stating that such event or condition has occurred and describing it and any action being, or proposed to be, taken with respect thereto; and

                  (d) promptly and in any event within 15 Business Days after delivery to the Funding Corporation of a notice of any Credit Agreement Event of Default, a copy of such notice.

                  SECTION 4.3 Corporate Existence. The Funding Corporation shall, subject to Section 4.12:

                  (a) maintain its existence as a corporation in good standing in the State of Delaware, and

                  (b) maintain its rights, powers and privileges that are necessary for the issuance of the Securities, except in each case where the failure to do so would not reasonably be expected to result in a Material Adverse Effect;

provided that the Funding Corporation may change its form of organization if the entity in its new form assumes all of the obligations of the Funding Corporation under the Financing Documents and the change does not increase the Indebtedness of the Funding Corporation.

                  SECTION 4.4 Compliance with Laws. The Funding Corporation shall comply with all valid and applicable Laws (including Environmental Laws) relating to the Funding Corporation's issuance of the Securities and the performance of its obligations hereunder, except (x) where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect, or (y) where such compliance is being diligently contested in good faith by appropriate proceedings and adequate reserves have been established in connection therewith in accordance with GAAP.

                  SECTION 4.5 Governmental Approvals. The Funding Corporation shall obtain, maintain and comply with all material Governmental Approvals which are required for the conduct of its business, except (x) where the failure to do so would not reasonably be expected to result in a Material Adverse Effect or
(y) where such compliance is being diligently contested in good faith by appropriate proceedings and adequate reserves have been established in connection therewith in accordance with GAAP.

                  SECTION 4.6 Payment of Taxes and Claims. The Funding Corporation shall, prior to the time penalties shall attach thereto, pay and discharge or cause to be paid and discharged all taxes lawfully imposed upon it; provided that the Funding Corporation shall not be required to pay any such obligation (x) if the same is being diligently contested in good faith by appropriate proceedings and adequate reserves are established in accordance with GAAP or (y) the nonpayment of which would not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.7 Books and Records. The Funding Corporation shall at all times keep proper books and records of all of its business and financial affairs in accordance with GAAP.

                  SECTION 4.8 Use of Proceeds. The Funding Corporation shall use the proceeds from the sale of Securities solely to make one or more loans to one or more Guarantors pursuant to one or more Credit Agreements, or supplements thereto, as the case may be, except to the extent otherwise permitted under this Indenture.

                  SECTION 4.9 Indebtedness. The Funding Corporation shall not incur any Indebtedness other than the following ("Permitted Funding Debt"):

                  (a) the Initial Securities and any Exchange Securities;

                  (b) Indebtedness outstanding on the Closing Date;

                  (c) any Additional Securities issued in accordance with the provisions of Section 2.3 hereof and related Exchange Securities;

                  (d) surety bonds, performance bonds or similar arrangements with third-party sureties, indemnitors or similar persons obtained or made in connection with a good faith contest;

                  (e) Indebtedness incurred under any Debt Service Reserve LOC Reimbursement Agreement;

                  (f) Subordinated Indebtedness issued by an Affiliate of the Funding Corporation;

                  (g) Indebtedness incurred under any Working Capital Facility in an aggregate outstanding amount not to exceed $5,000,000 at any one time (such amount to be escalated annually in accordance with increases in the Consumer Price Index);

                  (h) Indebtedness incurred under Interest Rate Protection Agreements entered into in order to provide a hedge against changes in the rates of interest on Permitted Funding Debt which accrues interest at a floating or variable rate; provided that the notional amount of the obligations subject to any such Interest Rate Protection Agreement shall at no time exceed the aggregate principal amount of Permitted Funding Debt which accrues interest at a floating or variable rate;

                  (i) obligations incurred in connection with Permitted Hedging Transactions;

                  (j) Indebtedness in an outstanding amount not to exceed $20,000,000 at any one time (such amount to be escalated annually in accordance with increases in the Consumer Price Index);

                  (k) guarantees of Permitted Funding Debt, Permitted Cordova Energy Debt or any Indebtedness of an Additional Guarantor which is permitted to be incurred by such Additional Guarantor under an Additional Credit Agreement entered into by such Additional Guarantor;

                  (l) Indebtedness incurred to finance Required Modifications, so long as either:

                          (i) the Independent Engineer confirms (with customary assumptions and qualifications) as reasonable a certification from an Athorized Officer of the Funding Corporation to the Trustee (with customary assumption and quali-fications) that the minimum annual projected Debt Service Coverage Ratio during the remaining term of the Securities, after taking into account the incurrence of such Indebtedness, is reasonably expected to be equal to or greater than:

                                  (1)    1.2 to 1.0, if the PPA Factor during
                                         the remaining term of the Securities is
                                         reasonably expected to be 100%,

                                  (2)    1.25 to 1.0, if the PPA Factor during
                                         the remaining term of the Securities is
                                         reasonably expected to be equal to or
                                         greater than 75% but less than 100%,

                                  (3)    1.35 to 1.0, if the PPA Factor during
                                         the remaining term of the Securities is
                                         reasonably expected to be equal to or
                                         greater than 50% but less than 75%,

                                  (4)    1.40 to 1.0, if the PPA Factor during
                                         the remaining term of the Securities is
                                         reasonably expected to be equal to or
                                         greater than 25% but less than 50%, and

                                  (5)    1.5 to 1.0, if the PPA Factor during
                                         the remaining term of the Securities is
                                         reasonably expected to be less than
                                         25%; or

                           (ii) the Funding Corporation obtains a Ratings Reaffirmation with respect to the incurrence of such Indebtedness;

                  (m) Indebtedness incurred to finance Optional Modifications, so long as:

                           (i) the Independent Engineer confirms (with customary assumptions and qualifications) as reasonable a certification from an Authorized Officer of the Funding Corporation to the Trustee (with customary assumptions and qualifications) that:

                                    (x) the minimum annual projected Debt
                                    Service Coverage Ratio during the remaining term of the Securities, after taking into account the incurrence of such Indebtedness, is reasonably expected to be equal to or greater than,

                                    (1)     1.4 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be 100%,

                                    (2)     1.55 to 1.0, if the PPA Factor
                                            during the remaining term of the
                                            Securities is reasonably expected to
                                            be equal to or greater than 75% but
                                            less than 100%,

                                    (3)     1.7 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be equal
                                            to or greater than 50% but less than
                                            75%,

                                    (4)     1.85 to 1.0, if the PPA Factor
                                            during the remaining term of the
                                            Securities is reasonably expected to
                                            be equal to or greater than 25% but
                                            less than 50%, and

                                    (5)     2.0 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be less
                                            than 25%; and

                                    (y)     the average annual projected Debt
                                            Service Coverage Ratio during the
                                            remaining term of the Securities,
                                            after taking into account the
                                            incurrence of such Indebtedness, is
                                            reasonably expected to be equal to
                                            or greater than:

                                    (1)     1.4 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be 100%,

                                    (2)     1.6 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be equal
                                            to or greater than 75% but less than
                                            100%,

                                    (3)     1.8 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be equal
                                            to or greater than 50% but less than
                                            75%,

                                    (4)     2.0 to 1.0, if the PPA Factor during
                                            the remaining term of the Securities
                                            is reasonably expected to be equal
                                            to or greater than 25% but less than
                                            50%, and

                                    (5)     2.25 to 1.0, if the PPA Factor
                                            during the remaining term of the
                                            Securities is reasonably expected to
                                            be less than 25%; and

                           (ii) the Funding Corporation obtains a Ratings Reaffirmation with respect to the incurrence of such Indebtedness;

                  (n) Indebtedness incurred to finance Expansion Modifications, so long as the Funding Corporation obtains a Ratings Reaffirmation with respect to the incurrence of such Indebtedness; provided that if an incurrence of Indebtedness falls within more than one of the categories of Permitted Funding Debt described above, the Funding Corporation may elect which category (or categories) of Permitted Funding Debt in which to include such issuance; and

                  (o) Indebtedness in addition to the foregoing, so long as, after giving effect to the incurrence of such Indebtedness, the Funding Corporation receives confirmation that the Securities are rated at least "Baa3" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings); provided that any Additional Securities issued for the purpose described in Section 2.3(c)(iv) shall satisfy the conditions set forth in such Section.

                  SECTION 4.10 Business Activities. The Funding Corporation shall not conduct any business other than the incurrence of Permitted Funding Debt and activities incidental thereto, except (a) as contemplated by the Transaction Documents and (b) Permitted Hedging Transactions.

                  SECTION 4.11 Liens. The Funding Corporation shall not create, suffer to exist or permit any Lien upon or with respect to any of its properties except for Permitted Liens.

                  SECTION 4.12 Fundamental Changes. The Funding Corporation shall not consolidate or merge with or into any other Person, unless (a) the Funding Corporation is the surviving corporation and (b) both immediately before and after such transaction, no Default or Event of Default shall have occurred and be continuing; provided that the Funding Corporation may merge or consolidate with or transfer all or substantially all of its assets to an Affiliate that has no significant assets or liabilities and was formed solely for the purpose of changing the jurisdiction or form of organization of the Funding Corporation, so long as (x) the amount of Indebtedness of the Funding Corporation is not increased thereby, (y) such Affiliate assumes all obligations of the Funding Corporation under the Financing Documents and (z) any such merger or consolidation does not cause a significant modification of the Securities (including any change in the obligor on the Securities) as determined under
Section 1001 of the Code.

                  SECTION 4.13 Transactions with Affiliates. The Funding Corporation shall not enter into any transaction or arrangement with any Affiliate, except (a) transactions or arrangements existing on the Closing Date or transactions or arrangements entered into in substitution therefor, (b) transactions or arrangements which are on terms that are no less favorable to the Funding Corporation than terms in a comparable arm's-length transaction by the Funding Corporation with a person that is not an Affiliate, or (c) Approved Regulated Affiliate Transactions.

                  SECTION 4.14 Amendments to the Cordova Energy Credit Agreement and Cordova Energy Project Note.

                  (a) The Funding Corporation shall not consent to, enter into or grant any amendment, waiver, consent, change or modification to the Cordova Energy Credit Agreement or the Cordova Energy Project Note, except as in compliance with Section 7.3.

                  (b) The Funding Corporation will enforce all of its rights under the Cordova Energy Credit Agreement and the Cordova Energy Project Note for the benefit of the Trustee and Holders. The Funding Corporation shall exercise all remedies under the Cordova Energy Credit Agreement and the Cordova Energy Project Note (including acceleration of the Cordova Energy Project Note) as directed by the Required Holders (or, in the case of an acceleration of the Securities following an Event of Default under Section 5.1(a), the Holders of at least 33" in aggregate principal amount of the Outstanding Securities), in accordance with the terms hereof and the Intercreditor Agreement.

                  SECTION 4.15 Non-Consolidation. If (a) the rating assigned to MidAmerican Holdings' long-term senior unsecured debt obligations by S&P is reduced to below "BBB-" or (b) Holders representing more than 50% of the Outstanding Securities shall instruct the Trustee to direct the Funding Corporation to take such action, and in each case the Funding Corporation shall determine in its sole discretion that (x) not taking such action would result in the Ratings then assigned to the Securities by S&P to be reduced to below "BBB-" or (y) taking such action would result in the Ratings then assigned to the Securities by S&P to be increased to "BBB-" or better, then the Funding Corporation shall use its reasonable best efforts (provided that the Funding

Corporation shall not be required to expend unreasonable amounts of money) to take any action reasonably requested by S&P to institute, within ninety (90) days after the occurrence of the event specified in clause (a) or (b), the customary requirements (as are being generally recommended or required by S&P for such purposes for similarly structured transactions as of the date of this Indenture) for the assets of the Funding Corporation not to be substantively consolidated with the assets of MidAmerican Holdings in the event of a bankruptcy or insolvency of MidAmerican Holdings, including the appointment of one (but not more than one) independent director of the Funding Corporation; provided, however, that this provision shall not in any event be interpreted as a representation or warranty by the Funding Corporation that a bankruptcy court would not rule that the assets of the Funding Corporation would be substantively consolidated with the assets of MidAmerican Holdings in the event of a bankruptcy or insolvency of MidAmerican Holdings.

                                    ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 5.1 Events of Default Defined. The term "Event of Default," whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be affected by operation of Law, or be pursuant to or in compliance with any applicable Law), and any such event shall continue to be an Event of Default if and for so long as it shall not have been cured, remedied or waived:

                  (a) failure by the Funding Corporation to pay or cause to be paid any principal of, premium, if any, or interest on any Security when the same becomes due and payable, whether by scheduled maturity or required redemption or by acceleration or otherwise, and such failure continues uncured for 15 or more days;

                  (b) a Credit Agreement Event of Default (other than a Credit Agreement Event of Default under Section 5.1(a) of the Cordova Energy Credit Agreement) shall have occurred and be continuing;

                  (c) failure by the Funding Corporation to comply with the covenants described under Sections 4.9, 4.10 and 4.12 and such failure continues uncured for a period of 30 or more days from the date on which a Responsible Officer of the Funding Corporation receives actual knowledge thereof;

                  (d) failure by the Funding Corporation to comply with any of its other covenants contained in this Indenture and such failure continues uncured for a period of 30 or more days from the date on which a Responsible Officer of the Funding Corporation receives actual knowledge thereof; provided that if the Funding Corporation commences and diligently pursues efforts to cure (or to cause to be cured) such default within such 30-day period, the Funding Corporation may continue to effect (or cause) such cure and such default will not be deemed an Event of Default for an additional 180 days so long as the Funding Corporation is diligently pursuing (or causing) such cure;

                  (e) the Funding Corporation shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
(ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vii) take any action for the purpose of effecting any of the foregoing;

                  (f) a proceeding or case shall be commenced without the application or consent of the Funding Corporation in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up or the composition or readjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Funding Corporation under any Law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts, or (iii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Funding Corporation under any Law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of ninety (90) or more consecutive days, or any order for relief against the Funding Corporation shall be entered in an involuntary case under the Federal Bankruptcy Code;

                  (g) any Security Document pursuant to which the Collateral Agent is purported to have been granted a Lien on any Funding Corporation Collateral ceases to be in full force and effect or any security interest granted thereunder ceases to be a valid and perfected Lien in favor of the Collateral Agent with the priority purported to be created thereby; provided that the Funding Corporation shall have 30 days from the date on which a Responsible Officer of the Funding Corporation receives actual knowledge of such cessation to cure (or to cause to be cured) any such cessation or to furnish the Collateral Agent with all documents and instruments required to cure (or to cause the cure of) any such cessation;

                  (h) any event of default under any issuance of Permitted Funding Debt (other than the Indebtedness incurred under this Indenture) in excess of $10,000,000 causes such Permitted Funding Debt to become due and payable prior to its stated maturity;

                  (i) failure by the Funding Corporation to pay any final, non-appealable judgment for the payment of money in excess of $10,000,000 (exclusive of amounts covered by insurance or indemnity), which judgment is not discharged or stayed within 90 days after the entry thereof; or

                  (j) any representation or warranty made by the Funding Corporation in any Financing Document, or in any certificate or other document furnished to any Person in accordance with the terms of the Financing Documents, shall prove to have been false or misleading in any respect as of the time made, and the fact, event or circumstance that gave rise to such misrepresentation has resulted in, or is reasonably expected to result in, a Material Adverse Effect and such misrepresentation or such Material Adverse Effect shall continue uncured for 30 or more days from the date on which a Responsible Officer of the Funding Corporation receives actual knowledge thereof; provided that if the Funding Corporation commences efforts to cure (or to cause to be cured) such misrepresentation by curing (or causing to be cured) the factual situation resulting in such misrepresentation or such Material Adverse Effect within such 30-day period, the Funding Corporation may continue to effect (or cause) such cure, and such misrepresentation shall not be deemed an Event of Default, for an additional 60 days so long as the Funding Corporation is diligently pursuing (or causing) such cure.

                  SECTION 5.2  Enforcement of Remedies.

                  (a) If one or more Events of Default shall have occurred and be continuing, then, subject to the terms and provisions of the Intercreditor Agreement and the Security Documents:

                           (i)      if an Event of Default described in
                                    subsection 5.1(a) hereof has occurred and is continuing:

                                    (A)     the Trustee shall,  upon the
                                            direction of Holders of at least 33%
                                            in aggregate  principal  amount of
                                            the  Outstanding  Securities,  by
                                            written  notice to the Funding
                                            Corporation,   declare  the  entire
                                            principal amount of the  Outstanding
                                            Securities,   all  interest accrued
                                            and  unpaid  thereon  and  all other
                                            amounts payable  under  this  Inden-
                                            ture, if any, to be due and payable,
                                            whereupon  the same  shall  become
                                            immediately due and payable without
                                            presentment,  demand,  protest or
                                            further  notice  of any kind, all of
                                            which  are  hereby waived to the
                                            extent permitted by applicable law;
                                            and

                                    (B)     if in the good faith exercise of its
                                            discretion  the  Trustee  determines
                                            that  such  action is necessary  to
                                            protect  the  interests  of Holders,
                                            the Trustee may, by written  notice
                                            to the Funding Corporation,  declare
                                            the entire  principal amount of the
                                            Outstanding Securities, all interest
                                            accrued and unpaid thereon  and  all
                                            other  amounts  payable under  this
                                            Indenture, if any, to  be  due  and
                                            payable, notwithstanding the absence
                                            of direction from Holders pursuant
                                            to Section 5.2(a)(i)(A), unless
                                            Holders of more than 66% in
                                            aggregate principal amount of the
                                            Outstanding Securities direct the
                                            Trustee not to accelerate the
                                            maturity of the Securities; provided
                                            that the Trustee is under no obliga-
                                            tion to seek or obtain direction
                                            from Holders as described in this
                                            clause (B);

                           (ii) in the case of an Event of Default described in subsection 5.1(b) hereof (other than an Event of Default under Section 5.1(d) of the Cordova Energy Credit Agreement):

                                   (A)      the Trustee shall,  upon the
                                            direction of Holders of more than
                                            50% in aggregate principal amount of
                                            the  Outstanding  Securities,  by
                                            written  notice to the Funding
                                            Corporation,  declare a principal
                                            amount of the Outstanding Securities
                                            which is equal to the  outstanding
                                            principal  amount  of  the  Cordova
                                            Energy Project  Note,  all interest
                                            accrued and unpaid  thereon and all
                                            other amounts  payable under this
                                            Indenture, in respect of the Cordova
                                            Energy  Project  Note, if any, to
                                            be due and  payable,  whereupon  the
                                            same  shall  become  immediately due
                                            and payable without presentment,
                                            demand, protest or further notice of
                                            any kind,  all of which are  hereby
                                            waived  to the  extent  permitted by
                                            applicable law; and

                                    (B)     if in the good faith exercise of its
                                            discretion  the  Trustee  determines
                                            that  such  action is  necessary  to
                                            protect  the  interests of  Holders,
                                            the Trustee  may, by written  notice
                                            to  the Funding Corporation, declare
                                            a principal amount of the Out-
                                            standing  Securities which is  equal
                                            to  the outstanding principal amount
                                            of  the Cordova Energy Project Note,
                                            all interest  accrued and unpaid
                                            thereon and all other amounts
                                            payable  under this  Indenture in
                                            respect of the Cordova  Energy
                                            Project Note, if any, to be  due and
                                            payable notwithstanding  the absence
                                            of direction from Holders pursuant
                                            to Section  5.2(a)(ii)(A),   unless
                                            Holders  of  more  than  50%  in
                                            aggregate principal amount of   the
                                            Outstanding  Securities  direct the
                                            Trustee  not to  accelerate  the
                                            maturity of such  Securities;
                                            provided  that the Trustee is under
                                            no obligation to seek or obtain
                                            direction  from Holders as described
                                            in this clause (B);

                           (iii) in the case of an Event of Default described in subsection 5.1(b) hereof resulting from a Credit Agreement Event of Default under
                                    Section 5.1(d) of the Cordova Energy  Credit
                                    Agreement,  a principal amount of the Out-
                                    standing  Securities (on a pro rata  basis
                                    with respect to each  series of  Securities)
                                    which  is  equal  to  the  outstanding
                                    principal  amount  of the Cordova   Energy
                                    Project  Note automatically  accelerated  in
                                    connection with such Event of Default,  all
                                    interest  accrued and unpaid   thereon  and
                                    all  other  amounts   payable  under  this
                                    Indenture  in respect of the  Cordova Energy
                                    Project  Note,  if  any,   will   become
                                    immediately   due  and   payable   without
                                    presentment,  demand,  protest or further
                                    notice of any kind, all of which are  hereby
                                    waived  to  the  extent   permitted   by
                                    applicable law; and

                           (iv) in the case of an Event of Default described in Sections 5.1(e) and 5.1(f), the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon and all other amounts payable under this Indenture, if any, shall automatically become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby
                                    waived  to  the  extent   permitted   by
                                    applicable law;

                           (v)      in the case of any other Event of Default:

                                    (A)    the Trustee shall, upon the direction
                                           of Holders of more than 50% in aggre-
                                           gate  principal amount of the  Out-
                                           standing  Securities,  by  written
                                           notice to the Funding   Corporation,
                                           declare  the  entire principal amount
                                           of  the  Outstanding  Securities, all
                                           interest accrued  and  unpaid thereon
                                           and all other amounts  payable  under
                                           this  Indenture,  if  any,  to be due
                                           and payable, whereupon the same shall
                                           become  immediately due and payable
                                           without presentment,  demand, protest
                                           or further  notice  of any  kind, all
                                           of which  are  hereby  waived to the
                                           extent permitted by applicable law;
                                           and

                                     (B)   if in the good faith  exercise of its
                                           discretion  the  Trustee  determines
                                           that  such  action is  necessary  to
                                           protect  the  interests  of  Holders,
                                           the Trustee may, by written notice to
                                           the Funding  Corporation, declare the
                                           entire  principal amount of the Out-
                                           standing  Securities,  all interest
                                           accrued and unpaid  thereon  and  all
                                           other   amounts   payable  under this
                                           Indenture, if any, to be due and
                                           payable notwithstanding  the absence
                                           of direction from Holders pursuant to
                                           Section 5.2(a)(iv)(A), unless Holders
                                           of more than 50% in aggregate
                                           principal  amount of the Outstanding
                                           Securities direct the Trustee not to
                                           accelerate the maturity of the
                                           Securities; provided that the Trustee
                                           is  under  no  obligation  to seek or
                                           obtain  direction  from  Holders  as
                                           described  in  this clause (B);

                           (vi)     if (A) an Event of Default described in
                                    Section 5.1(a) shall have occurred and be continuing, (B) Outstanding Securities shall have been accelerated in accordance with clause (i) of this Section 5.2(a) and (C) a Guarantee Event of Default shall have occurred and be continuing under the Cordova Energy Guarantee the Trustee may, by written notice to the Funding Corporation, as directed by Holders of at least 33% of the Outstanding Securities, direct the Collateral Agent to take possession of the Collateral and to sell the Collateral, as and to the extent permitted under the Intercreditor Agreement and the Security Documents;

                           (vii)    if (A) an Event of Default described in
                                    Section 5.1(b) (other than a Credit
                                    Agreement Event of Default under Section
                                    5.1(a) or 5.1(d) of the  Cordova  Energy
                                    Credit Agreement) shall have occurred and be continuing and (B) Outstanding Securities shall have been accelerated in accordance with clause (ii) of this Section 5.2(a), the Trustee may, by written notice to the Funding Corporation, as directed by Holders of more than 50% of the Outstanding Securities, direct the Collateral Agent to take possession of the Cordova Energy Collateral and to sell the Cordova Energy Collateral, as and to the extent permitted under the Intercreditor Agreement and the Security Documents;

                           (viii)   if (A) an Event of Default described in
                                    Section 5.1(e) and (f) shall have occurred and be continuing and (B) Outstanding Securities shall have been accelerated in accordance with clause (iv) of this Section 5.2(a), the Trustee may, as directed by Holders of more than 50% of the Outstanding

                                    Securities, direct the Collateral Agent to take possession of the Collateral and to sell the Collateral, as and to the extent permitted under the Intercreditor Agreement and the Security Documents;

                           (ix)     if (A) an Event of Default described in
                                    Section 5.1(b) resulting from a Credit
                                    Agreement Event of  Default under Section
                                    5.1(d) of the Cordova Energy Credit Agree-ment and (B) Outstanding Securities shall have been accelerated in accordance with clause (iii) of this Section 5.2(a), the Trustee may, as directed by Holders of more than 50% of the Outstanding Securities, direct the Collateral Agent to take posses-sion of the Cordova Energy Collateral and to sell such Cordova Energy Collateral, as and to the extent permitted under the Inter-creditor Agreement and the Security Documents; and

                           (x) in the case of (A) an Event of Default other than the Events of Default described in clauses (vi), (vii), (viii) and (ix) and (B) Outstanding Securities shall have been accelerated in accordance with clause (v) of this Section 5.2(a), the Trustee may, by written notice to the Funding Corporation, as directed by Holders of more than 50% of the Outstanding Securities, direct the Collateral Agent to take possession of the Collateral and to sell the Collateral, as and to the extent permitted under the Inter-creditor Agreement and the Security Documents.

                  For the avoidance of doubt, if an Event of Default described in Section 5.1(b) shall have occurred and be continuing, subject to the other provisions of this Indenture, (i) only a principal amount of the Outstanding Securities equal to the outstanding principal amount of the Project Note issued by the Guarantor party to the Credit Agreement causing such Event of Default may be accelerated, and (ii) the Trustee may not direct the Collateral Agent to take possession of any collateral other than the Collateral pledged to secure the Guarantee issued by such Guarantor.

                  (b) At any time after the principal of the Securities shall have become due and payable upon a declared acceleration as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, the Required Holders by written notice to the Funding Corporation and the Trustee, may rescind and annul such declaration and its consequences if:

                           (i) there shall have been paid to or deposited with the Trustee a sum sufficient to pay:

                              (A) all overdue installments of interest on the Securities;

                              (B) the principal of and premium (if any) on any Securities that have become due other than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal;

                              (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest; and

                              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                       (ii) all Events of Default, other than the nonpayment of the principal of the Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 5.7 hereof.

                  No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  SECTION 5.3 Specific Remedies. Subject to Section 10.2 hereof, if any Event of Default shall have occurred and be continuing or if any Default under Section 5.1(a) shall have occurred and be continuing, the Trustee, subject to the provisions of Sections 5.2, 5.5 and 5.6 hereof, shall enforce the Cordova Energy Guarantee and the rights of Holders thereunder.

                  SECTION 5.4 Judicial Proceedings Instituted by Trustee.

                  (a) Trustee May Bring Suit. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, then the Trustee, in its own name, and as trustee of an express trust, subject to the provisions of Section 5.2 hereof, shall be entitled and empowered to institute any suits, actions or proceedings at Law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and, subject to the Intercreditor Agreement with respect to the Collateral, may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by Law, whether before or after or during the pendency of any proceedings for the enforcement of any of the Trustee's rights or the rights of Holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

                  (b) Trustee May Recover Unpaid Indebtedness after Sale of Collateral. Subject to Section 5.14 hereof and the terms of the Intercreditor Agreement, in the case of a sale of the Collateral and of the application of the proceeds of such sale to the payment of the Indebtedness secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of Holders thereof, and upon any other portion of the Securities remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of and premium (if any) and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

                  (c) Recovery of Judgment Does Not Affect Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Collateral, or upon any other property, shall in any manner or to any extent affect any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

                  (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. Subject to Section 5.14 hereof and to the terms of the Intercreditor Agreement, the Trustee in its own name, or as trustee of an express trust, or as attorney-in fact for Holders, or in any one or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium (if any) or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to the Funding Corporation or any obligor on the Securities (within the meaning of the Trust Indenture Act), the creditors of the Funding Corporation or any such obligor, the Funding Corporation Collateral or any other property of the Funding Corporation or any such obligor and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel. Subject to the terms of the Intercreditor Agreement, the Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to:

                           (i) make and file in the respective names of Holders (subject to deduction from any such claims of the amounts of any claims filed by any of Holders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceeding and to receive payment of any amounts distributable on account thereof;

                           (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of Holders against the Funding Corporation or any such obligor, the Collateral or any other property of the Funding Corporation or any such obligor allowed in any such proceeding; and

                           (iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganiza-tion or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder. Any moneys collected by the Trustee under this Section shall be applied as provided in Section 5.11 hereof.

                  (e) Trustee Need Not Have Possession of Securities. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of the Securities or the production thereof at any trial or other proceedings instituted by the Trustee. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the Securities to which the Trustee shall be a party) the Trustee shall be held to represent all Holders of the Securities and it shall not be necessary to make any such Holders parties to such proceedings.

                  (f) Suit to Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Trustee under any of the provisions of this Indenture or the Securities shall be for the equal, ratable and common benefit of all Holders, subject to the provisions of this Indenture.

                  (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture or the Securities by foreclosure, entry or otherwise, and such proceedings shall have been determined adversely to the Trustee, then and in every such case the Funding Corporation and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as if no such proceedings had been taken.

                  SECTION 5.5 Holders May Demand Enforcement of Rights by Trustee. Subject to Section 5.14 hereof, if any Event of Default shall have occurred and be continuing, the Trustee shall, subject to the terms of the Intercreditor Agreement, upon the written request of the Required Holders proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of, or premium (if any) or interest on the Securities, or to deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent foreclose under the Security Documents or to sell the Collateral under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale granted in the Security Documents, or the Trustee may, subject to the terms of the Intercreditor Agreement, take such other appropriate legal, equitable or other remedy, as the Trustee, which may be advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or Holders, or, in case such Holders shall have requested a specific method of enforcement permitted hereunder, in the manner required, subject to the terms of the Intercreditor Agreement, provided that such action shall not be otherwise than in accordance with Law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of remedies so requested would involve the Trustee in personal liability or expense.

                  SECTION 5.6 Control by Holders. The Required Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (i) such direction shall not be in conflict with any rule of Law or with this Indenture or the Intercreditor Agreement, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  (b) The Required Holders shall have the right to direct the time, method and place of conducting any proceeding for any right or remedy available to the Funding Corporation under the Cordova Energy Credit Agreement and the Cordova Energy Project Note, provided that (i) upon the occurrence of an Event of Default described in Section 5.1(a), Holders of at least 33"% in aggregate principal amount of the Outstanding Securities have the right to cause the acceleration of the Cordova Energy Project Note, (ii) such direction shall not be in conflict with any rule of law or with this Indenture or the Intercreditor Agreement, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.7 Waiver of Past Defaults or Events of Default. The Required Holders may on behalf of Holders of all Securities waive any past Default or Event of Default and its consequences except that (i) Holders of not less than 66"% in aggregate principal amount of the Outstanding Securities may on behalf of Holders of all Securities waive a Default or an Event of Default described in Section 5.1(a) and (ii) except as provided in clause (i), only Holders of all Outstanding Securities which are affected by the waiver may waive a Default or an Event of Default in respect of a covenant or provision hereof that under Section 7.2 hereof cannot be modified or amended without the consent of the Holder of each Security Outstanding affected. Upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture or the

Intercreditor Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  SECTION 5.8 Holder May Not Bring Suit Under Certain Conditions. A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (a) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

                  (b) Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee in writing to institute such action, suit or proceeding;

                  (c) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 30 days after receipt of such notice by the Trustee;

                  (d) no direction inconsistent with such written request shall have been given to the Trustee during such 30-day period by Holders of a majority in principal amount of Outstanding Securities; and

                  (e) the institution of such suit, action or proceeding is not prohibited by Section 5.14 hereof or by the Intercreditor Agreement.

                  It is understood and intended that no one or more of Holders shall have any right in any manner whatever hereunder or under the Securities to
(i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents on any property subject thereto or the rights of Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other Holder or (iii) enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all Holders subject to the provisions of this Indenture and the Intercreditor Agreement.

                  SECTION 5.9 Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by his acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy hereunder, or in any suit against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of any undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.9 shall not apply to (a) any suit, action or proceeding instituted by the Trustee,
(b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of, or premium (if any) or interest on any of the Securities on or after the respective due dates expressed therein.

                  SECTION 5.10 Right of Holders to Receive Payment Not to be Impaired. Anything in this Indenture to the contrary notwithstanding, the right of any Holder to receive payment of the principal of, premium (if any) and interest on, such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 5.11 Application of Moneys Collected by Trustee. Following the application of funds as provided in the Intercreditor Agreement, any money collected or to be applied by the Trustee pursuant to this Article V in respect of the Securities of a series, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities of such series (other than moneys at the time required to be held for the payment of specific Securities of such series at their stated maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such moneys on account of principal, premium (if any) or interest, upon presentation of the Outstanding Securities of such series, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: to the payment of all amounts due the Trustee or any predecessor Trustee under Section 10.7 hereof;

                  SECOND: in case the unpaid principal amount of the Outstanding Securities of such series or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, with interest at the rates specified in the respective Securities of such series in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the payments of interest then overdue;

                  THIRD: in case the unpaid principal amount of a portion of the Outstanding Securities of such series shall have become due, first to the payment of accrued interest on all Outstanding Securities of such series in the order of the maturity of the payments thereof, with interest at the respective rates specified in the Securities of such series for overdue payments of principal, premium (if any) and (to the extent that payment of such interest shall be legally enforceable) interest then overdue, and next to the payment of the unpaid principal amount of all Securities of such series then due;

                  FOURTH: in case the unpaid principal amount of all the Outstanding Securities of such series shall have become due, first to the payment of the whole amount then due and unpaid on Outstanding Securities of such series for principal, premium (if any) and interest, together with interest at the respective rates specified in the Securities of such series for overdue payments on principal, premium (if any) and (to the extent that payment of such interest shall be legally enforceable) interest then overdue; and

                  FIFTH: in case the unpaid principal amount of all the Outstanding Securities of such series shall have become due, and all amounts payable in respect of such Outstanding Securities of such series, pursuant to clause Fourth of this Section 5.11, shall have been fully paid, any surplus then remaining shall be paid to the Funding Corporation, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

         provided, however, that all payments in respect of the Securities of a series to be made pursuant to clauses "SECOND" through "FOURTH" of this
         Section 5.11 shall be made ratably to Holders of Securities of such series entitled thereto, without discrimination or preference, based upon the ratio of (i) the unpaid principal amount of the Securities of such series in respect of which such payments are to be made that are held by each such Holder to (ii) the unpaid principal amount of all Securities of such series.

                  SECTION 5.12 Securities Held by Certain Persons Not to Share in Distribution. Any Securities known to the Trustee to be owned or held by, or for the account or benefit of, the Funding Corporation or an Affiliate of the Funding Corporation shall not be entitled to share in any payment or distribution provided for in this Article 6 until all Securities held by other Persons have been indefeasibly paid in full.

                  SECTION 5.13 Waiver of Appraisement, Valuation, Stay, Right to Marshalling. To the full extent it may lawfully do so, the Funding Corporation, for itself and for any other Person who may claim through or under it, hereby:
5.10
                  (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction which may delay, prevent or otherwise hinder (i) the performance or enforcement of this Indenture, (ii) the foreclosure of the Security Documents,

(iii) the sale of any of the Collateral or (iv) the putting of the purchaser or purchasers thereof into possession of such Collateral immediately after the sale thereof;

                  (b) waives all benefit or advantage of any such Laws;

                  (c) consents and agrees that the Collateral may be sold by the Collateral Agent as an entirety or in parts; and

                  (d) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Indenture or the Security Documents.

                  SECTION 5.14 Limitation on Holders' Bankruptcy Rights. Each Holder hereby irrevocably agrees, for itself and for any other Person who may claim by, through or under it, not to file a petition to commence or join any other Person in the filing or prosecution of a petition to commence an involuntary filing or prosecution of a petition to commence an involuntary case under the Federal Bankruptcy Code against the Funding Corporation.

                  SECTION 5.15 Remedies Cumulative; Delay or Omission Not a Waiver. Each and every right, power and remedy herein specifically given to the Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee and the exercise or the commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or to be construed to be a waiver of any default on the part of the Funding Corporation or be an acquiescence therein.

                  SECTION 5.16 The Intercreditor Agreement. Simultaneously with the execution and delivery of this Indenture and the Depositary Agreement, the Trustee shall enter into the Intercreditor Agreement on behalf of itself and all Holders of the Outstanding Securities and all future Holders of any of the Securities. All rights, powers and remedies available to the Trustee and Holders of the Outstanding Securities, and all future Holders of any of the Securities, with respect to the Security Documents, shall be subject to the Intercreditor Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and the terms and provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern and control.

                  SECTION 5.17 The Depositary Agreement. On the Closing Date, the Collateral Agent shall enter into the Depositary Agreement on behalf of the Trustee, all Holders of the Outstanding Securities, all future Holders of any Securities and all other present and future Secured Parties. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and terms and provisions of the Depositary Agreement, the terms and provisions of the Depositary Agreement shall govern and control.

                                   ARTICLE VI

                                ACTS OF HOLDERS

                  SECTION 6.1 Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders (collectively, an "Act" of such Holders, which term also shall refer to the instruments or record evidencing or embodying the same) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of this Article VI, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee, and, when it is specifically required herein, to the Funding Corporation. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Funding Corporation, if made in the manner provided in this
Section 6.1. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 6.7 hereof.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation, association or partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proved by the Securities Register and the Trustee shall not be affected by notice to the contrary.

                  (d) Any Act by the Holder of any Security (i) shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or the exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security, and (ii) shall be valid notwithstanding that such Act is taken in connection with the transfer of such Security to any other Person, including the Funding Corporation or any Affiliate thereof.

                  (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the Act contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder of Securities may be revoked with respect to any or all of such Securities by written notice by such Holder (or its duly appointed agent) or any subsequent Holder (or its duly appointed agent), proven in the manner in which such instrument was proven unless such instrument is by its terms expressly irrevocable. In determining whether Holders of the requisite percentage of principal amount of Securities has joined in any Act of Holders, (i) the percentage of Holders of Securities voting and (ii) the manner in which such Holders of Securities have voted shall be as notified to the Trustee by the Funding Corporation.

                  (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Funding Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Funding Corporation, to such action, may be prepared and executed by the Funding Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                  The Funding Corporation may, but shall not be obligated to, fix a record date for the purpose of determining Holders entitled to sign any instrument evidencing or embodying an Act of Holders. If a record date is fixed, those Persons who were Holders at such record date (or their duly appointed agents), and only those Persons, shall be entitled to sign any such instrument evidencing or embodying an Act of Holders or to revoke any such instrument previously signed, whether or not such Persons continue to be Holders after such record date. No such instrument shall be valid or effective if signed more than 90 days after such record date, and may be revoked as provided in paragraph (e) above.

                  SECTION 6.2 Purposes for Which Holders' Meeting May Be Called. A meeting of Holders may be called at any time and from time to time pursuant to this Article VI for any of the following purposes:

                  (a) to give any notice to the Funding Corporation or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to this Indenture;

                  (b) to remove the Trustee and appoint a successor Trustee pursuant to Article X;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 7.2; or

                  (d) to take any other action authorized to be taken by or on behalf of Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable Law.

                  SECTION 6.3 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any series to be in the City of San Francisco, as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Trustee, in the manner provided in Section 12.6, not less than 20 nor more than 180 days prior to the date fixed for the meeting, to Holders of Securities of such series.

                  SECTION 6.4 The Funding Corporation and Holders May Call Meeting. In case the Funding Corporation or Holders of at least 10% in aggregate principal amount of the Securities of any series then Outstanding shall have requested the Trustee to call a meeting of Holders of such series, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within 20 days after receipt of such request, then the Funding Corporation or Holders of such Securities in the amount above specified may determine the time and place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting to take any action authorized in
Section 6.2 hereof by giving notice thereof as provided in Section 6.3 hereof.

                  SECTION 6.5 Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as proxy for the Holder or Holders of such Securities by a Holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Funding Corporation and its counsel.

                  SECTION 6.6 Determination of Voting Rights; Conduct and Adjournment of Meeting. Notwithstanding any other provisions of this Indenture, the Funding Corporation may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 6.9 hereof or other proof. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 6.9 hereof and the appointment of any proxy shall be proved in the manner specified in said Section 6.9 or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Funding Corporation or by Holders as provided in Section 6.4 hereof, in which case the Funding Corporation or Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

                  Subject to the provisions of Section 6.10 hereof, at any meeting each Holder of a Security of a series or a proxy therefor shall be entitled to one vote for each $100,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders of such series. Any meeting of Holders duly called pursuant to Section 6.3 or Section
6.4 hereof may be adjourned from time to time, and the meeting may be held as so adjourned without further notice. At any meeting, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

                  SECTION 6.7 Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders of Securities of a series shall be by written ballots on which shall be subscribed the signatures of Holders of Securities of such series or of their representatives by proxy and the serial numbers and principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 6.3 hereof. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Funding Corporation and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  SECTION 6.8 Evidence of Action Taken by Holders. Whenever in this Indenture it is provided that Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action Holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of this Article 6, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders, and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee, and, where expressly required, to the Funding Corporation.

                  SECTION 6.9 Proof of Execution of Instruments and of Holding of Securities. Subject to the provisions of Section 10.3 and Section 6.6 hereof and Section 315 of the Trust Indenture Act, proof of the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner.

                  The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in any State within the United States stating that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership or limited liability company on behalf of such corporation, association, partnership or limited liability company, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.

                  The ownership of Securities may be proved by the Securities Register or by a certificate of the Registrar.

                  If the Funding Corporation shall solicit from Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other act, the Funding Corporation may, at its option, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Funding Corporation shall have no obligation to do so. Any such record date shall be fixed at the Funding Corporation's discretion in accordance with Section 316(c) of the Trust Indenture Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be sought or given before or after the record date, but only Holders of Securities of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite aggregate principal amount of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Securities of such series Outstanding shall be computed as of such record date.

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

                  The Trustee may require such additional proof, if any, of any matter referred to in this Section 6.9 hereof as it shall deem necessary.

                  The record of any meeting of Holders shall be proved as provided in Section 6.7 hereof.

                  SECTION 6.10 Securities Owned by the Funding Corporation Deemed Not Outstanding. In determining whether Holders of the requisite aggregate principal amount of Securities have concurred in any request, demand, authorization, direction, notice, consent, waiver or other act under this Indenture, Securities which are owned by the Funding Corporation or any Affiliate of the Funding Corporation shall be disregarded and deemed not to be Outstanding for the purpose of any such determination except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities for which the Trustee has received written notice of such ownership as conclusively evidenced by the Securities Register shall be so disregarded. The Funding Corporation shall furnish the Trustee, upon its reasonable request, with a list of such Affiliates. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 6.10, if the pledgee shall establish to the satisfaction of the Trustee that the pledgee has the right to vote such Securities and that the pledgee is not an Affiliate of the Funding Corporation. Subject to the provisions of Section 315 of the Trust Indenture Act, in case of a dispute as to such right, any decision by the Trustee, taken upon the advice of counsel, shall be full protection to the Trustee.

                  SECTION 6.11 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section
6.8 hereof, of the taking of any action by Holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included in the Security Holders of which have consented to such action may, by filing written notice with the Trustee and upon proof of holding as provided in Section
6.9 hereof, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange therefor or in place thereof. Any action taken by Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Funding Corporation, the Trustee and Holders of all the Securities.

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

                                   ARTICLE VII

                           AMENDMENTS AND SUPPLEMENTS;
                        ACTIONS UNDER CERTAIN AGREEMENTS

                  SECTION 7.1 Amendments and Supplements to Indenture without Consent of Holders. This Indenture may be amended or supplemented by the Funding Corporation and the Trustee at any time and from time to time, without the consent of Holders, by a Supplemental Indenture filed with, and in form satisfactory to, the Trustee, solely for one or more of the following purposes:

                  (a) to add additional covenants of the Funding Corporation, to surrender any right or power herein conferred upon the Funding Corporation or to confer upon Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

                  (b) to increase the assets securing the Funding Corporation's obligations under this Indenture;

                  (c) to incorporate the issuance of Additional Securities on the conditions set forth in Article II hereof;

                  (d) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture; or

                  (e) in connection with, and to reflect, any amendments to the provisions hereof or of any Supplemental Indenture requested by the Rating Agencies in circumstances where confirmation of the Ratings is required or permitted under this Indenture or any Supplemental Indenture; provided, however, that such amendments are not, in the judgment of the Trustee, to the material prejudice of the Trustee or Holders; or

                  (f) to provide for the issuance of Exchange Securities as contemplated by a Registration Rights Agreement.

                  SECTION 7.2 Amendments and Supplemental Indentures with Consent of Holders. At any time and from time to time, but only with the approval of the Holders of more than 50% in aggregate principal amount of the Securities then Outstanding, the Funding Corporation and the Trustee may enter into a Supplemental Indenture for the purpose of adding any mutually agreeable provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or waive compliance with any provision hereof; provided that, without the unanimous consent of Holders affected thereby, no such Supplemental Indenture and no such waiver of compliance with any of the provisions hereof shall alter or modify or waive compliance with (i) any provision with respect to the amount of principal, premium (if any) or interest payable upon any Securities, (ii) any provision with respect to the dates on which interest on or principal of any Securities is payable, (iii) any provision with respect to the dates of maturity of any Securities or (iv) any provision of this Article VII. Notice of any Supplemental Indenture or waiver which alters, modifies or waives compliance with any of the provisions referred to any of subclauses (i) through (iv) of the proviso to the preceding sentence shall be given by the Funding Corporation to any Rating Agency then maintaining a Rating for the Securities.

                  SECTION 7.3 Amendment of the Credit Agreements or Project Notes. The Funding Corporation and the Trustee may without the consent of or notice to Holders enter into, or consent to the execution of, any amendment, supplement, waiver, consent or other modification of any Credit Agreement or Project Note (i) to add additional covenants of the Guarantor party thereto, to surrender any rights or powers therein conferred upon such Guarantor or to confer upon the Funding Corporation or the Trustee any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred; (ii) to incorporate the issuance of additional Project Notes in connection with the issuance of Additional Securities; (iii) for any purpose not inconsistent with the terms of this Indenture or such Credit Agreement or Project Note or to cure any ambiguity or to correct or supplement any provision contained in such Credit Agreement or Project Note which may be defective or inconsistent with any provision contained therein, provided that such amendment or modification does not have a material adverse effect on the Outstanding Securities; or (iv) in connection with and to reflect any amendments or supplements to the provisions thereof requested by the Rating Agencies in circumstances where confirmation of the Ratings is required or permitted under such Credit Agreement or any amendment or supplement thereto. Except as otherwise provided in this Section 7.3, neither the Funding Corporation nor the Trustee shall consent to any other amendment to or modification of the Cordova Energy Credit Agreement or Cordova Energy Project Note or grant any waiver or consent thereunder without the written approval or consent of Holders of more than 50% in aggregate principal amount of the Securities then Outstanding which are affected by such amendment or modification. Any amendment or modification to the Cordova Energy Credit Agreement or the Cordova Energy Project Note which changes (i) the amount of payments due thereunder, (ii) the Person to whom such payments are to be made or
(iii) the dates on which such payments are to be made shall not be made without the unanimous consent of Holders affected by such amendment or modification.

                  SECTION 7.4 Actions Taken Under Depositary Agreement. Any consent which is expressly required to be provided to the Securities Intermediary by the Trustee as a Secured Party under the Depositary Agreement shall be subject to the following:

                  (i) any consent of the Trustee under Section 6.1(c) of the Depositary Agreement shall require the consent of (A) all of the Holders of the Initial Securities and (B) if the Holders of the Initial Securities hold less than a majority of the aggregate principal amount of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification, Holders of Outstanding Additional Securities in an aggregate principal amount which, together with the aggregate principal amount of the Outstanding Initial Securities, is more than 50% in aggregate principal amount of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification;

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

                  (ii) any consent of the Trustee as a Secured Party which is expressly required under clause (b) or (d) of Section 6.1 of the Depositary Agreement shall require the consent of Holders representing more than 50% of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification; and

                  (iii) any direction or consent of the Trustee as a Secured Party which is expressly required under the Depositary Agreement and which is not addressed in clause (i) or (ii) immediately above shall require the consent of Holders representing more than 50% of the Outstanding Securities affected by the event or circumstance which requires such direction or consent.

                  SECTION 7.5 Actions Taken Under Intercreditor Agreement. Any direction or consent which is expressly required to be provided to the Collateral Agent by the Trustee as a Secured Party under the Intercreditor Agreement shall be subject to the following:

                  (i) any direction or consent of the Trustee as a Secured Party which is expressly required under Section 5 or 6 of the Intercreditor Agreement shall require the consent of (x) if the event or circumstance which requires such direction or consent is addressed in Section 5.2 hereof, the applicable percentage of Holders set forth in Section 5.2 hereof, and (y) if the event or circumstance which requires such direction or consent is not addressed in
Section 5.2 hereof, Holders representing (1) 33-1/3% of the Outstanding Securities in the case of a Trigger Event resulting from an Event of Default under Section 5.1(a) hereof or (2) more than 50% of the Outstanding Securities in the case of any other Trigger Event;

                  (ii) any consent of the Trustee under Section 10(f)(iii) of the Intercreditor Agreement shall require the consent of (A) all of the Holders of the Initial Securities and (B) if the Holders of the Initial Securities represent less than a majority of the aggregate principal amount of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification, Holders of Outstanding Additional Securities in an aggregate principal amount which, together with the aggregate principal amount of the Outstanding Initial Securities, is more than 50% of the principal amount of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification;

                  (iii) any consent of the Trustee as a Secured Party which is expressly required under clause (ii) or (iv) of Section 10(f) of the Intercreditor Agreement shall require the consent of Holders representing more than 50% of the Outstanding Securities affected by the applicable amendment, supplement, waiver, consent or other modification; and

                  (iv) any direction or consent of the Trustee as a Secured Party which is expressly required under the Intercreditor Agreement and which is not addressed in clause (i), (ii) or (iii) immediately above shall require the consent of Holders representing more than 50% of the Outstanding Securities affected by the event or circumstance which requires such direction or consent.

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

                  SECTION 7.6 Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Funding Corporation in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article VII and in so doing shall be fully protected by an Opinion of Counsel that such Supplemental Indenture or amendment is so permitted and has been duly authorized by the Funding Corporation and that all things necessary to make it a valid and binding agreement have been done.

                  SECTION 7.7 Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture under this Article VII, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 7.8 Conformity with Trust Indenture Act. Every Supplemental Indenture executed pursuant to this Article VII shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 7.9 Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article VIII may, and shall if required by the Funding Corporation, bear a notation in form approved by the Funding Corporation and the Trustee as to any matter provided for in such Supplemental Indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If the Funding Corporation shall so determine, new Securities so modified as to conform, in the opinion of the Funding Corporation and the Trustee, to any such Supplemental Indenture may be prepared and executed by the Funding Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

                  SECTION 8.1 Satisfaction and Discharge of Securities. Except as otherwise provided with respect to the Securities of any series in the Supplemental Indenture relating thereto, the Securities of such series shall, on or prior to the Scheduled Payment Date with respect to the final installment of principal thereof, be deemed to have been paid for all purposes of this Indenture, and the entire Indebtedness of the Funding Corporation in respect thereof shall be deemed to have been satisfied and discharged, upon satisfaction of the following conditions:

                  (a) the Funding Corporation shall have irrevocably deposited or caused to be deposited with the Trustee, in trust, money in an amount which shall be sufficient to pay when due the principal, premium, if any, and interest due and to become due on the Securities of such series on and prior to the Scheduled Payment Date with respect to the final installment of principal thereof or upon redemption or prepayment;

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

                  (b) if any such deposit of money shall have been made prior to the Scheduled Payment Date with respect to the final installment of principal of such Securities or the Redemption Date for such Securities, the Funding Corporation shall have delivered to the Trustee an Officer's Certificate stating that such money shall be held by the Trustee, in trust, as provided in Section
8.3 hereof;

                  (c) in the case of redemption or prepayment of Securities, the notice requisite to the validity of such redemption or prepayment shall have been given, or irrevocable authority shall have been given by the Funding Corporation to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and

                  (d) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such satisfaction and discharge of the Indebtedness of the Funding Corporation with respect to the Securities of such series shall not be deemed to be, or result in, a taxable event with respect to Holders of such series for purposes of United States Federal income taxation unless the Trustee shall have received documentary evidence that each Holder of such series either is not subject to, or is exempt from, United States Federal income taxation.

Upon satisfaction of the aforesaid conditions with respect to the Securities of any series, the Trustee shall, upon receipt of a notice from the Funding Corporation, acknowledge in writing that the Securities of such series are deemed to have been paid for all purposes of this Indenture and that the entire Indebtedness of the Funding Corporation in respect thereof is deemed to have been satisfied and discharged.

                  In the event that Securities which shall be deemed to have been paid as provided in this Section 8.1 do not mature and are not to be redeemed within the 60-day period commencing on the date of the deposit with the Trustee of moneys, the Funding Corporation shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

                  Notwithstanding the satisfaction and discharge of any Securities as aforesaid, the obligations of the Funding Corporation and the Trustee in respect of such Securities under Sections 2.5, 2.8 and 10.7 hereof and this Article VIII shall survive.

                  SECTION 8.2 Satisfaction and Discharge of Indenture. This Indenture shall upon request of the Funding Corporation cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Funding Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either

                           (i) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                                    Section 2.8 and Securities deemed to have

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

                                    been paid in accordance with Section 8.1 hereof) have been delivered to the Trustee for cancellation, or

                           (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section
                                    8.1 hereof; and

                  (b) all other sums due and payable hereunder have been paid;
and

                  (c) the Funding Corporation has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein required for the satisfaction and discharge of this Indenture have been complied with.

                  Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a written request from the Funding Corporation, acknowledge in writing the satisfaction and discharge of this Indenture and take all other action reasonably requested by the Funding Corporation to evidence the termination of any and all Liens created with respect to this Indenture or the Security Documents.

                  Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Funding Corporation and the Trustee under Sections 2.5, 2.8 and 10.7 hereof and this Article VIII shall survive.

                  Upon satisfaction and discharge of this Indenture as provided in this Section 8.2, the Trustee shall assign, transfer and turn over to, or upon the order of, the Funding Corporation any and all money, securities and other property then held by the Trustee for the benefit of Holders, other than money deposited with the Trustee pursuant to Section 8.1(a) hereof and interest and other amounts (if any) earned or received thereon.

                  SECTION 8.3 Application of Trust Money. The money deposited with the Trustee pursuant to Section 8.1 hereof shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of, and premium (if any) and interest on, the Securities or portions of principal amount thereof in respect of which such deposit was made.

                                   ARTICLE IX

                                   DEFEASANCE

                  SECTION 9.1 Funding Corporation's Option to Effect Defeasance or Covenant Defeasance. The Funding Corporation may elect, at its option at any time, to have Section 9.2 or Section 9.3 applied to the Outstanding Securities (as a whole and not in part) upon compliance with the conditions set forth below in this Article IX and upon payment or provision for payment to the Trustee of all fees and expenses due hereunder.

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

                  SECTION 9.2 Defeasance and Discharge. Upon the Funding Corporation's exercise of its option to have this Section 9.2 applied to the Outstanding Securities (as a whole and not in part), the Funding Corporation shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section 9.2 on the date after the conditions set forth in Section 9.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Funding Corporation shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Funding Corporation, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 9.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (b) the Funding Corporation's obligations with respect to such Securities under Sections
2.2 and 4.3(a), (c) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture, including, without limitation, Section 10.7, (d)
Article III, (e) this Article IX and (f) Article X. Subject to compliance with this Article IX, the Funding Corporation may exercise its option to have this
Section 9.2 applied to the Outstanding Securities (as a whole and not in part) notwithstanding the prior exercise of its option to have Section 9.3 applied to such Securities.

                  SECTION 9.3 Covenant Defeasance. Upon the Funding Corporation's exercise of its option to have this Section 9.3 applied to the Outstanding Securities (as a whole and not in part), (a) the Funding Corporation shall be released from its obligations under Article IV (except for Section 4.3(a)) and Section 5.1(c) (except with respect to Section 4.3(a)) and Section 5.1(d) shall be of no force and effect), in each case with respect to such Outstanding Securities as provided in this Section 9.3 on and after the date the conditions set forth in Section 9.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Outstanding Securities, the Funding Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document; but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  The Funding Corporation may exercise its option under Section
9.2 notwithstanding the prior exercise of its option under Section 9.3.

                  SECTION 9.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 9.2 or
Section 9.3 to the Outstanding Securities:

                  (a) The Funding Corporation shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely for the benefit of Holders of such Securities, (i) money in

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

an amount, or (ii) U.S. government obligations for the payment of principal of, premium (if any) and interest on the Outstanding Securities in accordance with their terms to any Redemption Date or final maturity date, as applicable, of the Outstanding Securities or (iii) a combination thereof.

                  (b) The Funding Corporation shall deliver to the Trustee a certificate of a nationally recognized firm of independent public accountants expressing their opinion that such payments of principal and interest when due without reinvestment of the deposited U.S. government obligations plus any deposited monies without investment will provide cash at such times and in such amounts will be sufficient to pay the principal of, premium (if any) and any installment of accrued interest on such Outstanding Securities on the respective stated maturities thereof or, if the Funding Corporation makes arrangements satisfactory to the Trustee for the redemption of the Securities prior to their stated maturity, on any earlier Redemption Date, in accordance with the terms of this Indenture and such Outstanding Securities.

                  (c) In the event of an election to have Section 9.2 apply to the Outstanding Securities, the Funding Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that, or based upon existing precedents, if the matter were properly briefed, a court should hold that, Holders shall not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance and shall be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such defeasance were not to occur and the Funding Corporation had paid or redeemed such Securities on the applicable dates, which Opinion of Counsel must be based upon a ruling of the Internal Revenue Service to the same effect or a change in applicable United States federal income tax law or related United States Department of Treasury regulations after the Closing Date.

                  (d) In the event of an election to have Section 9.3 apply to the Outstanding Securities, the Funding Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders shall not recognize income, gain or loss for United States federal income tax purposes as a result of the Covenant Defeasance and shall be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such Covenant Defeasance were not to occur and the Funding Corporation had paid or redeemed such Securities on the applicable dates.

                  (e) Immediately after giving effect to such deposit and the Covenant Defeasance, no Default or Event of Default (other than a Default or an Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Securities), with respect to the Outstanding Securities shall have occurred and be continuing on the date of such deposit and after giving effect to such deposit.

                  (f) Such Defeasance or Covenant Defeasance shall not constitute a default under any other material agreement or instrument to which the Funding Corporation is a party or by which it is bound.

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

                  (g) The Funding Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  Notwithstanding anything to the contrary set forth herein, the conditions set forth in clauses (b), (c), (d), (e) and (f) need not be satisfied so long as, at the time the Funding Corporation makes such deposit, (1) no Default under subsections 5.1(a), (e) or (f) hereof shall have occurred and be continuing on the date of and after giving effect to such deposit and (2) either
(x) a notice of redemption has been mailed pursuant to Section 3.2 hereof providing for redemption of all the Outstanding Securities not more than forty
(40) days after such mailing and the provisions of Article III hereof with respect to such redemption shall have been complied with or (y) the final maturity date of the Securities will occur within forty (40) days. If the conditions set forth in this paragraph are satisfied, the Funding Corporation shall be deemed to have effected Covenant Defeasance.

                  All Opinions of Counsel required in this Section 9.4 may be subject to customary assumptions, qualifications and limitations.

                  SECTION 9.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. All money and U.S. government obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.4 or otherwise in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (other than the Funding Corporation acting as its own Paying Agent) as the Trustee may determine, to Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Funding Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. government obligations deposited pursuant to Section 9.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of Holders of Outstanding Securities.

                  Anything in this Article IX to the contrary notwithstanding, the Trustee shall deliver or pay to the Funding Corporation from time to time upon request by the Funding Corporation any money or U.S. government obligations held by it as provided in Section 9.4 that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities.

                  SECTION 9.6 Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article IX with respect to any Securities by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Funding

Corporation has been discharged or released pursuant to Section 9.2 or 9.3 shall be revived and reinstated as though no deposit had occurred pursuant to this
Article IX with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
9.5 with respect to such Securities in accordance with this Article IX; provided that if the Funding Corporation makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Funding Corporation shall be subrogated to the rights (if any) of Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE XI

                               HE TRUSTEE AND DTC

                  SECTION 10.1 Certain Duties and Responsibilities of the
Trustee.

                  (a) Except during the continuance of an Event of Default,

                        (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereby are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they con-form to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                        (1) this clause (c) shall not be construed to limit the effect of clause (a) of this Section;

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

                        (2) the Trustee shall not be liable for any error or judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders of not less than a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

                        (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture, the Depositary Agreement and the Intercreditor Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (e) The Trustee shall not be responsible for insuring the Cordova Energy Project or for collecting any insurance moneys and shall have no responsibility for the financial, physical or other condition of the Cordova Energy Project.

                  SECTION 10.2 Notice of Defaults. If payment of any interest on any Security is not made when it becomes due and payable and such failure continues unremedied for a period of ten (10) days, the Trustee shall, as soon thereafter as practicable, notify the Funding Corporation that it has failed to make interest payments by telephone or telecopy. Any telephonic notice shall be promptly confirmed in writing. Within thirty (30) days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Securities Register, notice of such Event of Default known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of default in the payment of the principal of or premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Authorized Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of Holders of Securities.

                  Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein, in the Security Documents, or of any of the documents executed in connection with the Securities, or as to the existence of an Event of Default thereunder, and shall not be deemed to have notice of an Event of Default unless a Responsible Officer has actual knowledge thereof or shall have been notified in writing in accordance with the terms hereof.

                  SECTION 10.3 Certain Rights of Trustee. (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Funding Corporation shall be sufficiently evidenced by written instrument signed by an Authorized Officer of the Funding Corporation;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed to be relied upon) may, in the absence of bad faith on its part, rely upon a certificate of an Authorized Officer of the Funding Corporation delivered to the Trustee;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

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

                  SECTION 10.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Funding Corporation, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Funding Corporation of Securities or the proceeds thereof.

                  SECTION 10.5 May Hold Securities. The Trustee or any other agent of the Funding Corporation, in its individual or any other capacity, may become the owner or pledgee of Securities and may deal with the Funding Corporation with the same rights it would have if it were not Trustee or such other agent.

                  SECTION 10.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by Law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Funding Corporation.

                  SECTION 10.7 Compensation; Reimbursement; Indemnification. The Funding Corporation agrees (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust), (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith, and (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns.

                  SECTION 10.8 Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation which complies with the eligibility requirements of the Trust Indenture Act, either (a) having a combined capital and surplus of at least $50,000,000 or (b) having a combined capital and surplus of at least $10,000,000 and being a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $50,000,000, and in each case subject to supervision or examination by Federal or State or District of Columbia authority and having a corporate trust office in New York, New York, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to Law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 10.9 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 10.10 hereof.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Funding Corporation, provided that in the event the Trustee is also the Collateral Agent and/or Securities Intermediary, it must also at the same time resign as Collateral Agent and/or Securities Intermediary, as the case may be. If the instrument of acceptance by a successor Trustee required by Section 10.10 hereof shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by act of Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Funding Corporation.

                  (d) If at any time:

                        (1)         the Trustee shall cease to be eligible under
                                    Section 10.8 hereof and shall fail to resign after written request therefor by the Funding Corporation or by any such Holder, or

                        (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property of affairs for the purpose of rehabilitation, conserva-tion or liquidation, then, in any such case, (i) the Funding Corporation may remove the Trustee, or
(ii) subject to the requirements of Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of action, or if a vacancy shall occur in the office of Trustee for any cause, the Funding Corporation shall promptly appoint a successor Trustee or Trustees, a successor Collateral Agent and a successor Securities Intermediary, as applicable, in accordance with the applicable requirements of Section 10.10 hereof. If, within 30 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Holders of a majority in aggregate principal amount of the Outstanding

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

Securities by written instrument delivered to the Funding Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 10.10 hereof, become the successor Trustee and supersede the successor Trustee appointed by the Funding Corporation. If no successor trustee shall have been so appointed by the Funding Corporation or Holders and accepted appointment in the manner required by Section 10.10 hereof, subject to the requirements of
Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Funding Corporation shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Securities Register and to the Rating Agencies. Each notice shall include the name of the successor Trustee and the address of its principal trust office.

                  SECTION 10.10 Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Funding Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Funding Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) Upon request of any such successor Trustee, the Funding Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article X.

                  SECTION 10.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article X, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 10.12 Maintenance of Offices and Agencies. (a) There shall at all times be maintained in the Borough of Manhattan, the City of New York, and in such other places of payment, if any, as shall be specified for the Securities of any series in the related Supplemental Indenture, an office or agency where Securities may be presented or surrendered for registration of transfer or exchange and for payment of principal, premium, if any, and interest. Such office shall be initially for delivery by hand:


                  Chase Manhattan Bank and
                  Trust Company, National Association
                  c/o The Chase Manhattan Bank
                  Corporate Teller
                  55 Water Street, Room 234
                  2nd Floor, North Building
                  New York, New York  10041

                  or for delivery by mail:

                  Chase Manhattan Bank and
                  Trust Company, National Association
                  c/o Chase Bank of Texas
                  1201 Main Street
                  Dallas, Texas  75202
                  Attention:  Registered Processing Area, 18th Floor

                  (b) There shall at all times be a Securities Registrar and a Paying Agent hereunder. In addition, at any time when any Securities remain Outstanding, the Trustee may appoint an authenticating agent or agents with respect to the Securities of one or more series which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.8, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent). If an appointment of an authenticating agent with respect to the Securities of one or more series shall be made pursuant to this Section 10.12(b), the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This Security is one of the series of Securities referred to in the within-mentioned Indenture.

                                           ------------------------------------
                                                        Trustee

                                       By
                                           ------------------------------------
                                                     Authorized Signatory

                                       By
                                           ------------------------------------
                                                     Authenticating Agent

                  Any authorized agent shall be a bank or trust company, shall be a Person organized and doing business under the laws of the United States or any State thereof, either (a) having a combined capital and surplus of at least $50,000,000 or (b) having a combined capital and surplus of at least $10,000,000 and being a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $50,000,000 and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. If such authorized agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.12, the combined capital and surplus of such authorized agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authorized agent shall cease to be eligible in accordance with the provisions of this Section 10.12, such authorized agent shall resign immediately in the manner and with the effect specified in this Section 10.12. The Trustee at its office specified in Section
12.6 is hereby appointed as Paying Agent and Securities Registrar hereunder.

                  (c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.12, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of principal of, and premium, if any, and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (ii) give the Trustee within five days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

                           (iii) at any time during the continuance of any such default, upon the written request of

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

                                    the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

                  (d) Any Person into which any authorized agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any authorized agent shall be a party, or any corporation succeeding to the corporate trust business of any authorized agent, shall be the successor of such authorized agent hereunder, if such successor Person is otherwise eligible under this Section 10.12, without the execution or filing of any paper or any further act on the part of the parties hereto or such authorized agent or such successor Person.

                  (e) Any authorized agent may at any time resign by giving written notice of resignation to the Trustee and the Funding Corporation. The Funding Corporation may, and at the request of the Trustee shall, at any time, terminate the agency of any authorized agent by giving written notice of such termination to the authorized agent and to the Trustee. Upon the resignation or termination of an authorized agent or in case at any time any such authorized agent shall cease to be eligible under this Section 10.12 (when, in either case, no other authorized agent performing the functions of such authorized agent shall have been appointed), the Funding Corporation shall promptly appoint one or more qualified successor authorized agents approved by the Trustee to perform the functions of the authorized agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section
10.12. The Funding Corporation shall give written notice of any such appointment to all Holders as their names and addresses appear on the Securities Register.

                  SECTION 10.13 Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of
Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent, within the time periods and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 10.14 The Depository Trust Company. At any time during which DTC is serving as Depositary, the Funding Corporation may, with the consent of the Trustee, remove or replace DTC or any successor for any reason upon 30 days' notice to DTC or such successor. Holders have no right to a Depositary for Additional Securities.

                  Notwithstanding any other provision of this Indenture or any Additional Securities, if and for so long as DTC is the registered owner of any Additional Securities:

                  (a) the provisions of the applicable DTC Representation Letter will control over the provisions of this Indenture with respect to the matters covered thereby;

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

                  (b) presentation of such Additional Securities to the Trustee at redemption or at maturity shall be deemed made to the Trustee when the right to exercise ownership rights in such Additional Securities through DTC or DTC's participants is transferred by DTC on its books; and

                  (c) DTC may present notices, approvals, waivers or other communications required or permitted to be made by Holders under this Indenture on a fractionalized basis on behalf of some or all of those Persons entitled to exercise ownership rights in such Additional Securities through DTC or its participants.

                                   ARTICLE XI

                     HOLDERS' LISTS AND REPORTS BY TRUSTEE
                          AND THE FUNDING CORPORATION

                  SECTION 11.1 The Funding Corporation to Furnish to the Trustee Names and Addresses of Holders. The Funding Corporation will furnish, or will cause to be furnished by DTC, to the Trustee:

                  (a) semi-annually, not later than 15 days after each Record Date in connection with the regularly scheduled payment of interest, a list, in such form as the Trustee may reasonably require, of the names and addresses of Holders as of such Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Funding Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Registrar no such list shall be required to be furnished to the Trustee. If any person other than the Trustee is the Registrar for the Securities, the Funding Corporation shall not be required to furnish to such Person any of the lists described in Sections 11.1(a) and (b).

                  SECTION 11.2 Trustee to Furnish Other Information.

                  On or before March 15 in every year, so long as any Securities are Outstanding hereunder, the Trustee shall transmit to Holders a brief report, dated as of the preceding December 31, to the extent required by Section 313 of the Trust Indenture Act in accordance with the procedures set forth in said Section. A copy of such report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange, if any, on which the Securities are traded.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  SECTION 12.1 Deposit of Funds for Payment of Securities. (a) If the principal of any Securities becoming due, either at maturity or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 9.1, all interest on such Securities shall cease to accrue on the due date and all liability of the Funding Corporation with respect thereto shall likewise cease, except as hereinafter provided. Thereafter Holders of such Securities shall be restricted exclusively to the funds or securities so deposited for any claim of whatsoever nature with respect to such Securities, and the Trustee shall hold such funds or securities in trust for such Holders.

                  (b) Moneys so deposited with the Trustee which remain unclaimed two years after the date payment thereof becomes due shall, at the request of the Funding Corporation if at the time, to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, be paid to the Funding Corporation and Holders of the Securities for which the deposit was made shall thereafter be limited to a claim against the Funding Corporation; provided, however, that the Trustee, before making payment to the Funding Corporation, may, at the expense of the Funding Corporation, cause a notice to be published once in a newspaper or financial journal of general circulation in the City of New York, New York, stating that the moneys remaining unclaimed will be returned to the Funding Corporation after a specified date.

                  SECTION 12.2 Third Party Beneficiaries; No Rights Conferred on Others. Except as provided in Section 12.7 hereof, nothing herein contained shall confer any right upon any Person other than the parties hereto and the registered Holders of the Securities.

                  SECTION 12.3 Illegal Provisions Disregarded. In case any provision in this Indenture or the Securities shall for any reason be held invalid, illegal or unenforceable in any respect, this Indenture or the Securities, as the case may be, shall be construed as if such provision had never been contained herein or therein.

                  SECTION 12.4 Substitute Notice. If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or financial journal of general circulation in the City of New York, New York, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient giving of such notice.

                  SECTION 12.5 Notice to Rating Agencies. Upon the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge hereunder, the Trustee shall promptly give notice thereof to each of the Rating Agencies.

                  SECTION 12.6 Notices. (a) Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by overnight delivery, telecopy, telegram or telex, addressed to the parties as follows:

The Funding Corporation:         Cordova Funding Corporation
                                 666 Grand Avenue, 29th Floor
                                 P.O. Box 657
                                 Des Moines, Iowa  50303-0657
                                 Telephone: (515) 281-2919
                                 Fax: (515) 242-4080
                                 Attention: Chief Financial Officer

                                 With a copy to: General Counsel
                                 Fax:  (402) 231-1578

Trustee:                         Chase Manhattan Bank and Trust Company,
                                 National Association
                                 101 California Street, #2725
                                 San Francisco, California  94111
                                 Telephone:  (415) 954-9508
                                 Fax:  (415) 693-8850
                                 Attention:  Corporate Trust Department

Moody's:                         Moody's Investors Service
                                 99 Church Street
                                 New York, New York 10007
                                 Telephone: (212) 553-7822
                                 Fax:  (212) 553-0468
                                 Attention:  Corporate Utilities Department

S & P:                           Standard & Poor's Corporation
                                 55 Water Street
                                 New York, New York  10041
                                 Telephone:  (212) 438-6604
                                 Fax:  (212) 438-6630
                                 Attention:   Corporate Finance Department
                                              Electric Utilities Group

The above parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

                  (b) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Securities Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

                  SECTION 12.7 Successors and Assigns. All the covenants, promises and agreements contained in this Indenture by or on behalf of the Funding Corporation, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

                  SECTION 12.8 Headings for Convenience Only. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 12.9 Counterparts. The Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 12.10 APPLICABLE LAW. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 12.11 Holidays. If any date for the payment of principal of or premium (if any) or interest on the Securities is not a Business Day, then such payment shall be due on the first Business Day thereafter.

                  SECTION 12.12 Limitation of Liability. Notwithstanding anything to the contrary contained in this Indenture, the liability and obligation of the Funding Corporation to perform and observe and make good the obligations contained in this Indenture shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any officer, director, employee or shareholder or related Person of the Funding Corporation, and the Trustee, for itself and its successors and assigns, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any officer, director, employee or shareholder or related Person of the Funding Corporation under or by reason of or in connection with this Indenture and agrees to look solely to the Funding Corporation and Cordova Energy and the Collateral held under the Security Documents for the enforcement of the obligations of the Funding Corporation under this Indenture.

                  IN WITNESS WHEREOF, Cordova Funding Corporation has caused this Trust Indenture to be executed by one of its duly authorized officers, and Chase Manhattan Bank and Trust Company, National Association, has caused this Trust Indenture to be executed by one of its duly authorized officers, all as of the day and year first above written.


                                            CORDOVA FUNDING CORPORATION


                                            By:   /s/ James A. Flores
                                                  -----------------------------
                                            Title:  VP Project Finance
                                                    ---------------------------



                                            CHASE MANHATTAN BANK AND TRUST
                                                  COMPANY, NATIONAL ASSOCIATION,
                                                  as Trustee


                                            By:
                                                  -----------------------------
                                            Title: Authorized Officer

                                                              Schedule I to
                                                            Trust Indenture


                             PRINCIPAL AMORTIZATION

               Series A Senior Secured Bonds due December 15, 2019

                   The following table sets forth the date of each semiannual installment of principal to be paid on the Securities and the applicable percentage of the original principal amount payable on each such date:

               Scheduled Payment Date     Percentage of Principal Amount Payable

                   June 15, 2001                        0.0000%
                 December 15, 2001                      0.0000%
                   June 15, 2002                        0.2750%
                 December 15, 2002                      0.2750%
                   June 15, 2003                        2.0000%
                 December 15, 2003                      2.0000%
                   June 15, 2004                        1.8000%
                 December 15, 2004                      1.8000%
                   June 15, 2005                        1.7500%
                 December 15, 2005                      1.7500%
                   June 15, 2006                        1.0000%
                 December 15, 2006                      1.0000%
                   June 15, 2007                        0.9250%
                 December 15, 2007                      0.9250%
                   June 15, 2008                        1.0500%
                 December 15, 2008                      1.0500%
                   June 15, 2009                        1.4250%
                 December 15, 2009                      1.4250%
                   June 15, 2010                        2.0000%
                 December 15, 2010                      2.0000%

                   June 15, 2011                        2.0500%
                 December 15, 2011                      2.0500%
                   June 15, 2012                        2.2500%
                 December 15, 2012                      2.2500%
                   June 15, 2013                        2.5500%
                 December 15, 2013                      2.5500%
                   June 15, 2014                        3.0000%
                 December 15, 2014                      3.0000%
                   June 15, 2015                        2.9000%
                 December 15, 2015                      2.9000%
                   June 15, 2016                        3.5000%
                 December 15, 2016                      3.5000%
                   June 15, 2017                        3.7000%
                 December 15, 2017                      3.7000%
                   June 15, 2018                        4.4503%
                 December 15, 2018                      4.4503%
                   June 15, 2019                        5.1525%
                 December 15, 2019                      21.5969%

                                                                      Exhibit A
                                                             to Trust Indenture

                                   DEFINITIONS

                  The following terms shall have the respective meanings assigned to them:

                  "Acceptable Credit Support" means (1) an irrevocable letter of credit issued by a bank or other financial institution that is rated at least "A2" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "A" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or (2) an unconditional guarantee from any Person whose long-term senior unsecured debt obligations are rated (a) for any Affiliate of MidAmerican Holdings or any Permitted Transferee, at least "Baa3" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings), and (b) for any other Person, at least "A2" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "A" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings).

                  "Acceptable Power Purchase Agreement" means (1) a power purchase agreement, tolling agreement or similar agreement for the sale of capacity, energy and/or ancillary services from the Cordova Energy Project with respect to which a Ratings Reaffirmation is obtained, or (2) a power purchase agreement, tolling agreement or similar agreement for the sale of capacity, energy and/or ancillary services from the Cordova Energy Project that (a) has a counterparty that is rated at least "Baa3" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or whose obligations under such agreement are backed by Acceptable Credit Support, (b) has a term of at least six months and
(c) has pricing and commercial terms which are, as a whole, equivalent to or better than the Power Purchase Agreement, as certified (with customary assumptions and qualifications) by Cordova Energy.

                  "Accredited Investor" means an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

                  "Act" when used with respect to any Holder, has the meaning set forth in Section 6.1 hereof.

                  "Additional Credit Agreement" means a credit agreement entered into by the Funding Corporation and an Additional Guarantor pursuant to which the Funding Corporation makes one or more loans to such Additional Guarantor with all or a portion of the net proceeds from the sale of Additional Securities.

                  "Additional Guarantee" means a guarantee issued by an Additional Guarantor, in favor of the Trustee for the benefit of Holders, pursuant to which such Additional Guarantor guarantees the Funding Corporation's obligation to make payments on the Securities.

                  "Additional Guarantor" means any Person that issues an Additional Guarantee.

                  "Additional Project" means any Permitted Power Facility, other than the Cordova Energy Project, the generating assets of which are located within three miles of the Cordova Energy Project Site.

                  "Additional Project Note" means any promissory note, executed by an Additional Guarantor in favor of the Funding Corporation pursuant to an Additional Credit Agreement.

                  "Additional Project Document" means any material agreement to which Cordova Energy is a party relating to the development, construction, operation, administration or maintenance of the Cordova Energy Project entered into after the Closing Date.

                  "Additional Securities" means any Securities issued pursuant to the provisions of Section 2.3 hereof.

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agency Agreement" means (i) the Agency Agreement, dated as of the Closing Date, between the Funding Corporation and Cordova Energy, as amended or supplemented from time to time, and (ii) any similar agency agreement entered into between the Funding Corporation and any Additional Guarantor.

                  "Approved Completion Plan" means a plan to complete the Cordova Energy Project using Performance Liquidated Damages received from the EPC Contractor and/or other funds available to Cordova Energy, which plan includes (1) a certificate of Cordova Energy, confirmed (with customary assumptions and qualifications) as reasonable by the Independent Engineer, stating that (a) the funds available to Cordova Energy are reasonably expected to be sufficient to achieve Substantial Completion of the Cordova Energy Project and (b) after achieving Substantial Completion of the Cordova Energy Project, the minimum annual projected Debt Service Coverage Ratio during the remaining term of the Securities is reasonably expected to be equal to or greater than (i) during the term of the Power Purchase Agreement or any Acceptable Power Purchase Agreement, 1.4 to 1.0, and (ii) during any other period, 2.25 to 1.0, or (2) a Ratings Reaffirmation is issued with respect to the completion of the Cordova Energy Project in accordance with such plan.

                  "Approved Regulated Affiliate Transaction" means, with respect to the Funding Corporation, Cordova Energy or any Additional Guarantor, transactions with an Affiliate of the Funding Corporation, Cordova Energy or such Additional Guarantor, as applicable, that are subject to approval by a public utility regulatory agency having jurisdiction over such Affiliate and that are on terms no less favorable to the Funding Corporation, Cordova Energy or such Additional Guarantor, as applicable, than terms in a comparable arm's-length transaction by the Funding Corporation or Cordova Energy or such Additional Guarantor as applicable, with a Person that is not an Affiliate (except to the extent such agency requires a modification of such terms).

                  "Authorized Denominations" means, for the Initial Securities, $100,000 or any amount in excess thereof and, for the Additional Securities, $100,000 or any integral multiple of $1,000 in excess thereof, unless otherwise provided in a Supplemental Indenture issued in connection with such Additional Securities.

                  "Authorized Officer" or "Authorized Representative" means in the case of the Funding Corporation or any Guarantor, the chief executive officer, president, chief financial officer, general counsel, principal accounting officer, treasurer or any vice president of the Funding Corporation or such Guarantor, and when used with reference to any act or document also means any other Person authorized by resolution of such entity to perform such act or execute such document.

                  "Bankruptcy Event" means, with respect to any Person, that (A) such Person shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vii) take any action for the purpose of effecting any of the foregoing; or (B) a proceeding or case shall be commenced without the application or consent of such

Person in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up or the composition or readjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Person under any Law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts, or (iii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Person under any Law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 or more consecutive days, or any order for relief against such Person shall be entered in an involuntary case under the Federal Bankruptcy Code.

                  "Bond Purchase Agreement" means the Bond Purchase Agreement, dated as of September 10, 1999, among each of the Purchasers, the Funding Corporation and Cordova Energy.

                  "Business Day" means any day that is not a Saturday, Sunday or legal holiday in the State of New York, or a day on which banking institutions chartered by the State of New York, or the United States, are legally required or authorized to close.

                  "Cedel" shall mean Cedelbank.

                  "Change of Control" means a failure by MidAmerican Holdings to maintain a direct or an indirect interest in at least 50% of the membership interests in, and the right to control, Cordova Energy, unless at such time a Ratings Reaffirmation is issued with respect to such failure.

                  "Closing Date" means the date of issuance and delivery of the first Series of Initial Securities.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" means, collectively, the Funding Corporation Collateral and the Cordova Energy Collateral.

                  "Collateral Agent" means Chase Manhattan Bank and Trust Company, National Association, as collateral agent for the benefit of the Secured Parties under the Intercreditor Agreement, together with its successors and assigns.

                  "Collateral Assignment" means the Collateral Assignment (Project Documents), dated as of September 10, 1999, by Cordova Energy in favor of the Collateral Agent.

                  "ComEd Interconnection Agreement" means the Interconnection Agreement, dated as of September 2, 1999, between Cordova Energy and Commonwealth Edison Company, as amended from time to time, and any replacement agreement.

                  "Common Facilities Agreement" means any one or more agreements between Cordova Energy and any direct or indirect owner or any operator of an Additional Project which provides for the sharing of land, transmission lines, interconnections, utilities and other rights, interests, facilities and equipment between the Cordova Energy Project and such Additional Project or the use by such Additional Project of Cordova Energy's land, transmission lines, interconnections, utilities and other rights, interests, facilities and equipment.

                  "Commonly Controlled Entity" means, as applied to the Funding Corporation, any Person who is a member of a group which is under common control with the Funding Corporation, who together with the Funding Corporation is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 400(b) of ERISA.

                  "Construction Agreement" means the Construction Agreement, dated as of May 25, 1999, between Cordova Energy and MidAmerican Energy.

                  "Construction Account" means the Account of such name established pursuant to Section 2.2 of the Depositary Agreement and having the following account number at the Securities Intermediary: C-29312A.

                  "Consumer Price Index" means the consumer price index as published by the United States Department of Labor, Bureau of Labor Statistics.

                  "Continuing Request" means a written notice from a Holder or beneficial owner of a Security delivered to the Trustee and the Funding Corporation requesting that the items required to be delivered to the Trustee pursuant to Section 4.2(a) and (b) of the Indenture be furnished to such Holder until further notice from such Holder or beneficial owner to the contrary; provided, however, that any such request shall expire if not renewed by such Holder or beneficiary owner every two years.

                  "Cordova Energy Collateral" means all of the collateral in which the Collateral Agent has or is purported to have a security interest pursuant to the Security Documents (other than the Stock Pledge Agreement).

                  "Cordova Energy Credit Agreement" means the Credit Agreement, dated as of September 10, 1999, by and between Funding Corporation, as lender, and Cordova Energy, as borrower.

                  "Cordova Energy Guarantee" means the Secured Guarantee, dated as of the Closing Date, issued by Cordova Energy in favor of the Trustee for the benefit of Holders.

                  "Cordova Energy Project" means an approximately 537 MW natural gas-fired combined-cycle electric generating facility which is owned by Cordova Energy and which will be located on the Cordova Energy Project Site.

                  "Cordova Energy Project Note" shall mean the promissory note dated September 10, 1999 executed by Cordova Energy in favor of the Funding Corporation pursuant to the Cordova Energy Credit Agreement.

                  "Cordova Energy Project Site" means the site in Rock Island County, Illinois at which the Cordova Energy Project is located.

                  "Covenant Defeasance" has the meaning set forth in Section 9.3 hereof.

                  "Credit Agreement Default" means an event or condition that, with the giving of notice or the lapse of time, or both, would become a Credit Agreement Event of Default.

                  "Credit Agreement Event of Default" means an "Event of Default" as defined in the Cordova Energy Credit Agreement.

                  "Credit Agreements" means collectively, the Cordova Energy Credit Agreement and any Additional Credit Agreements.

                  "Custodian" has the meaning set forth in Section 2.5 hereof.

                  "Debt Service Coverage Ratio" means, for any period, without duplication, the ratio of (1) (a) all revenues of Cordova Energy (including interest and fee income, net hedging receipts, business interruption and delay in start-up insurance and Loss Proceeds and Title Insurance Proceeds deposited into the Revenue Account, but excluding Loss Proceeds and Title Insurance Proceeds not deposited into the Revenue Account and other similar non-recurring receipts not deposited into the Revenue Account) for such period minus (b) O&M Costs (but excluding O&M Costs funded from the Major Maintenance Reserve Account) for such period and all deposits into the Major Maintenance Reserve Account made during such period, to (2) all principal and interest (other than interest during construction and other similar payments which are pre-funded with the proceeds of a debt issuance or otherwise) payments due with respect to outstanding (without duplication) Permitted Debt (other than Subordinated Indebtedness and the Guaranteed Payment, provided that (x) a Bankruptcy Event (as defined in the MidAmerican Holdings Guarantee) and (y) a MEHC Change of Control (as defined in the Mid American Holdings Guarantee), each with respect to MidAmerican Holdings, shall not have occurred and be continuing for a period of six (6) months) during such period, all as determined on a cash basis in accordance with GAAP.

                  "Debt Service Required Balance" means, as of any Funding Date,
(1) with respect to each series of Securities and each other issuance of Permitted Debt that is pari passu in right of payment with the Securities, an amount equal to the scheduled principal, premium (if any) and interest due on such series of Securities and other issuances of Permitted Debt on the immediately succeeding Scheduled Payment Date therefor (other than the Guaranteed Payment, provided that (x) a Bankruptcy Event (as defined in the MidAmerican Holdings Guarantee) and (y) a MEHC Change of Control (as defined in the Mid American Holdings Guarantee), each with respect to MidAmerican Holdings, shall not have occurred and be continuing for a period of six (6) months), and
(2) with respect to any principal of any loans outstanding under any Debt Service Reserve LOC Reimbursement Agreement the payment of which is subordinated
o payments on the Securities, an amount equal to the scheduled interest due on such principal on the immediately succeeding Scheduled Payment Date therefor.

                  "Debt Service Reserve Guarantee" means an unconditional guarantee of Cordova Energy's obligation to maintain the Debt Service Reserve Required Balance from time to time issued by MidAmerican Holdings or any Permitted Transferee in favor of the Trustee for the benefit of Holders.

                  "Debt Service Reserve Guarantor" means MidAmerican Holdings or any Permitted Transferee under a Debt Service Reserve Guarantee, in each case to the extent such Person has continuing obligations under such Debt Service Reserve Guarantee.

                  "Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by a Debt Service Reserve LOC Provider in favor of the Securities Intermediary pursuant to a Debt Service Reserve LOC Reimbursement Agreement.

                  "Debt Service Reserve LOC Reimbursement Agreement" means an agreement pursuant to which the Debt Service Reserve LOC Provider issues one or more Debt Service Reserve Letters of Credit.

                  "Debt Service Reserve LOC Provider" means a commercial bank or other financial institution rated at least "A2" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "A" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) issuing any Debt Service Reserve Letter of Credit.

                  "Default" means an event or condition that, with the giving of notice, lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become an Event of Default.

                  "Defeasance" has the meaning set forth in Section 9.2 hereof.

                  "Depositary" has the meaning set forth in Section 2.6 hereof.

                  "Depositary Agreement" means the Deposit and Disbursement Agreement, dated as of the Closing Date, among the Funding Corporation, Cordova Energy, the Collateral Agent and the Securities Intermediary.

                  "Discounted Present Value" has the meaning set forth in
Section 3.1(b) hereof.

                  "Distribution Account" means the Account of such name established pursuant to Section 2.2 of the Depositary Agreement and having the following account number at the Securities Intermediary: C-29312F.

                  "DTC" means The Depository Trust Company, having a principal office at 55 Water Street, New York, New York, 10041-0099, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its securities payment and transfer operations.

                  "DTC Representation Letter" means a Letter of Representations among DTC, the Funding Corporation and the Trustee, or any successor agreement relating to any Additional Securities.

                  "Eligible Facility" means an "eligible facility" in accordance with Section 32 of the Public Utility Holding Company Act of 1935, as amended, 15 U.S.C. ss. 79z-5a(a)(2) (1994), and the rules and regulations of FERC relating thereto.

                  "El Paso" means El Paso Power Services Company, a Delaware corporation.

                  "El Paso Termination Payment" means the lump sum payment made by El Paso, if El Paso exercises its option to terminate the Power Purchase Agreement pursuant to Section 6 of the Power Purchase Agreement.

                  "Environmental Laws" means any and all Laws (as well as obligations, duties and requirements relating thereto under common law) relating to: (i) noise, emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Environmentally Regulated Materials, materials containing Environmentally Regulated Materials, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately-owned treatment works, drains, sewer systems, wetlands, septic systems or onto land surface or subsurface strata; (ii) the use, treatment, storage, disposal, handling, manufacture, processing, distribution, transportation or shipment of Environmentally Regulated Materials, materials containing Environmentally Regulated Materials or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Environmentally Regulated Materials); (iii) pollution or the protection of human health, the environment or natural resources; or (iv) zoning and land use.

                  "Environmentally Regulated Materials" means (i) hazardous materials, hazardous wastes, hazardous substances, extremely hazardous wastes, restricted hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar import, as used under Environmental Laws, including but not limited to the following: the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Clean Water Act, 33 U.S.C. 1231 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. ss. 3808 et seq., and the Oil Pollution Act, 33 U.S.C. ss. 2701 et seq. and their State and local counterparts or equivalents; (ii) petroleum and petroleum products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas and any mixtures thereof; (iv) radon; (v) any other hazardous, radioactive, toxic or noxious substance, material, pollutant or solid, liquid or gaseous waste; and (vi) any substance that, whether by its nature or its use, is now or hereafter subject to regulation under any Environmental Law or with respect to which any Federal, state or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

                  "EPC Contract" means the Engineering, Procurement and Construction Contract, dated as of May 4, 1999, between Cordova Energy and the EPC Contractor or any replacement thereof.

                  "EPC Contractor" means Stone & Webster Engineers and Con-structors, Inc., or any replacement thereof.

                  "EPC Guarantee" means the Guarantee, dated as of May 4, 1999, by Stone & Webster, Incorporated for the benefit of Cordova Energy.

                  "Equity Commitment Agreement" means the Equity Commitment Agreement, dated as of the Closing Date, among MidAmerican Holdings, Cordova Energy and the Collateral Agent.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, or any successor to Morgan Guaranty Trust Company of New York, Brussels office, as operator thereof.

                  "Event of Default" means the occurrence of any of the events set forth in Section 5.1 hereof.

                  "EWG" or "Exempt Wholesale Generator" means an "exempt wholesale generator" in accordance with Section 32 of the Public Utility Holding Company Act of 1935, as amended, 15 U.S.C. ss. 79z-5a(a)(1) (1994), and the rules and regulations of FERC relating thereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means an "Exchange Offer" as defined in any Registration Rights Agreement.

                  "Exchange Securities" means "Exchange Securities" as defined in any Registration Rights Agreement.

                  "Expansion Modifications" means modifications or improvements to the Cordova Energy Project or any Additional Project that are designed to increase the net generating capacity and/or the efficiency of the Cordova Energy Project or such Additional Project, as the case may be, which are not Required Modifications or Optional Modifications.

                  "Facilities Agreement" means the Facilities Agreement, dated as of April 2, 1999, between Cordova Energy and MidAmerican Energy.

                  "Federal Bankruptcy Code" means Title 11 of the United States Code.

                  "FERC" means the United States Federal Energy Regulatory Commission, or any successor thereto.

                  "Final Completion" means achievement of "Final Completion," as such term is defined in the EPC Contract.

                  "Final Completion Date" means the date on which the Cordova Energy Project achieves or is deemed to have achieved Final Completion.

                  "Financing Documents" means, collectively, the Indenture, the Securities, the Credit Agreements, the Guarantees, the Depositary Agreement, the

Intercreditor Agreement, the Security Documents, the Equity Commitment Agreement and any Debt Service Reserve LOC Reimbursement Agreement.

                  "Funding Corporation" means Cordova Funding Corporation, a Delaware corporation, and its permitted successors and assigns.

                  "Funding Corporation Collateral" means all of the collateral in which the Collateral Agent has or is purported to have a security interest pursuant to the Stock Pledge Agreement.

                  "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                  "Gas Distribution Agreement" means the Firm Natural Gas Distribution Agreement, dated as of July 6, 1999, between MidAmerican Energy and Cordova Energy.

                  "Global Securities" means, collectively, in respect of each series of Securities, (a) the single (or multiple, as required) global security in registered form for each series of Securities issued to QIBs and (b) the Offshore Global Securities.

                  "Governmental Approvals" means all governmental approvals, authorizations, consents, decrees, permits, waivers, privileges and filings with Governmental Authorities required to be obtained for construction, operation and maintenance of the Cordova Energy Project.

                  "Governmental Authority" means the government of any federal, state, municipal or other political subdivision in which the Cordova Energy Project is located, and any other government or political subdivision thereof exercising jurisdiction over the Cordova Energy Project or any party to any of the Project Documents, including all agencies and instrumentalities of such governments and political subdivisions.

                  "Guaranteed Payment" has the meaning given to such term in the MidAmerican Holdings Guarantee.

                  "Guarantee Event of Default" means an "Event of Default" under and as defined in the Cordova Energy Guarantee or any Additional Guarantee.

                  "Guarantee Permitted Transferee" has the meaning set forth in the MidAmerican Holdings Guarantee.

                  "Guaranteed Substantial Completion Date" means February 28, 2003, as may be modified in connection with an Approved Completion Plan.

                  "Guarantees" means, collectively, the Cordova Energy Guarantee and any Additional Guarantee.

                  "Guarantors" means, collectively, Cordova Energy and any Additional Guarantor.

                  "Holder" means the registered holder of any Security from time to time.

                  "Indebtedness" of any Person at any date means, without duplication, (1) all obligations of such Person for borrowed money, (2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (3) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (4) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as capital leases for which such Person is liable, (5) all obligations of such Person under interest rate or currency protection agreements or other hedging instruments, (6) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (7) all deferred obligations of such Person to reimburse any bank or other Person for amounts paid or advanced under a letter of credit or other instrument, (8) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (9) all Indebtedness of others guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a guarantee or other arrangement to assure a creditor against loss.

                  "Independent" means a Person who (i) does not have any material direct financial interest or any material indirect financial interest in the Funding Corporation or Cordova Energy (exclusive of payments received for consulting services provided) and (ii) is not connected with the Funding Corporation or Cordova Energy as an officer, employee, promoter, underwriter, partner, director or person performing similar functions.

                  "Independent Engineer" means Burns & McDonnell Engineering Company, or another widely recognized Independent engineering firm or engineer retained as independent engineer by the Funding Corporation.

                  "Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement, dated as of the Closing Date, among the Collateral Agent, the Securities Intermediary, the Trustee, the other Secured Parties from time to time party thereto, the Funding Corporation and Cordova Energy.

                  "Interest Rate Protection Agreement" means any agreement providing for swaps, ceiling rates, ceiling and floor rates, contingent participation or other hedging mechanisms with respect to the payment of interest.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended.

                  "Law" means any act, permit, constitution, treaty, law, ordinance, decree, code, regulation (including regulations governing environmental matters), order, rule, final judicial or arbitral decision or binding requirement of any Governmental Authority and any voluntary restraint with which such party has formally agreed to comply.

                  "Liens" means any mortgage, pledge, hypothecation, assignment, mandatory deposit arrangement with any Person owning Indebtedness of such Person, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever which has the substantial effect of constituting a security interest, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

                  "Loss Event" means (i) an event (other than a Title Defect) which causes all or a portion of the Cordova Energy Project to be damaged, destroyed or rendered unfit for normal use, and for which Cordova Energy is entitled to file a claim under the insurance policies covering the Cordova Energy Project, or (ii) a compulsory transfer or taking or transfer under the threat of compulsory transfer or taking of all or a substantial portion of the Cordova Energy Project by a Governmental Authority, unless such transfer or taking is the subject of a good faith contest.

                  "Loss Proceeds" means (x) all proceeds actually received by Cordova Energy in connection with a Loss Event, other than proceeds of business interruption, delay in start-up or similar insurance and Title Insurance Proceeds, minus (y) all costs and expenses incurred in litigating, arbitrating, compromising, settling or consenting to the settlement of any claims related to such Loss Event and all other costs and expenses incurred in recovering such proceeds.

                  "Major Maintenance Reserve Account Shortfall" means, for any Funding Date, an amount equal to the Monies required to be deposited or transferred into the Major Maintenance Reserve Account on such Funding Date pursuant to Section 3.2(c)(iv) of the Depositary Agreement less the Monies actually deposited into the Major Maintenance Reserve Account on such Funding Date pursuant to Section 3.2(c)(iv) of the Depositary Agreement.

                  "Major Maintenance Reserve Requirement" means an amount initially equal to $584,000 per month. The Major Maintenance Reserve Requirement may be adjusted as follows: Cordova Energy may, from time to time, provide the Independent Engineer with a proposed schedule of monthly deposits (which may be equal monthly deposits) to the Major Maintenance Reserve Account which provide, in the aggregate (inclusive of interest estimated to accrue thereon), sufficient funds for the completion of all turbine overhauls through and including the next major overhaul. Such proposed schedule will become the then applicable schedule, and the monthly deposits reflected therein will become, for each month, the Major Maintenance Reserve Requirement, if the Independent Engineer confirms (with customary assumptions and qualifications) that Cordova Energy is reasonably expected to have sufficient funds to fully fund each monthly Major Maintenance Reserve Requirement through the term of such proposed schedule; provided, however, that if there is a Major Maintenance Reserve Account Shortfall on any Funding Date, the Major Maintenance Reserve Requirement for the next succeeding Funding Date shall be the sum of (a) the Major Maintenance Reserve Requirement for such next succeeding Funding Date and (b) the Major Maintenance Reserve Account Shortfall for such current Funding Date.

                  "Mandatory Redemption Fund" has the meaning set forth in
Section 3.2 hereof.

                  "Material Adverse Effect" means a material adverse effect on
(i) the business, operations or financial condition of the Funding Corporation and the Guarantors, taken as a whole, (ii) the ability of the Funding Corporation and the Guarantors to perform their material obligations under any of the Financing Documents to which they are a party, or (iii) the validity or priority of the liens on the Cordova Energy Collateral.

                  "MEC Interconnection Agreement" means the Interconnection Agreement, dated as of April 2, 1999, between MidAmerican Energy and Cordova Energy.

                  "Membership Interests Pledge Agreement" means the Pledge Agreement, dated as of the Closing Date, by Quad Cities in favor of the Collateral Agent.

                  "MidAmerican Energy" means MidAmerican Energy Company, an Iowa corporation.

                  "MidAmerican Holdings" means MidAmerican Energy Holdings Company, an Iowa corporation.

                  "MidAmerican Holdings Guarantee" means the Senior Unsecured Limited Guarantee entered into on the Closing Date by MidAmerican Holdings in favor of the Trustee for the benefit of the Holders of the Initial Securities.

                  "Monies" means all cash, payments, financial assets, securities, investment property, Permitted Investments and other amounts, including instruments evidencing such amounts, on deposit or credited to any Account.

                  "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

                  "Mortgage and Security Agreement" means the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, by Cordova Energy in favor of the Collateral Agent.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
                  "MW" means a unit of electrical energy equal to one million watts of power.

                  "O&M Agreement" means the Operating, Maintenance and Administrative Services Agreement, dated as of the Closing Date, between Cordova Energy and CalEnergy Generation Operating Company.

                  "O&M Costs" means the operating, maintenance, ownership, administration or repair costs of the Cordova Energy Project, including, without limitation, fuel costs, insurance premiums, property and other taxes, legal fees, financing fees and payments under the Project Documents, provided that O&M Costs do not include costs funded by withdrawals from the Major Maintenance Reserve Account.

                  "Offshore Securities Exchange Date" shall have the meaning set forth in Section 2.5(a) hereof.

                  "Officer's Certificate" means (i) with respect to the Funding Corporation, a certificate executed by an Authorized Representative of the Funding Corporation, and (ii) with respect to Cordova Energy, a certificate executed by an Authorized Representative of Cordova Energy.

                  "Opinion of Counsel" shall mean a written opinion of counsel for any Person either expressly referred to herein or otherwise reasonably satisfactory to the Trustee which may include, without limitation, counsel for the Funding Corporation, whether or not such counsel is an employee of the Funding Corporation.

                  "Optional Modifications" means discretionary modifications or improvements to the Cordova Energy Project or any Additional Project other than Required Modifications or Expansion Modifications.

                  "Outstanding" in connection with Securities means, as of the time in question, all Securities authenticated and delivered under the Indenture, except (a) Securities theretofore cancelled or required to be cancelled under Section 2.10 of this Indenture; (b) Securities for which provision for payment shall have been made in accordance with this Indenture;
(c) Securities in substitution for which other Securities have been authenticated and delivered pursuant to this Indenture; (d) Initial Securities which have not been sold by the Funding Corporation and purchased by the Purchasers pursuant to Section 2 of the Bond Purchase Agreement; and (e) Securities directly or indirectly held by the Funding Corporation, Cordova Energy or any of their respective Affiliates.

                  "Paying Agent" means any Person acting as Paying Agent pursuant to this Indenture and Section 10.12 hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "Performance Liquidated Damages" means performance liquidated damages paid by the EPC Contractor to Cordova Energy pursuant to the EPC Contract as a consequence of the Cordova Energy Project's failure to meet the performance guarantees set forth in the EPC Contract, less any costs incurred by Cordova Energy in connection with the collection of such liquidated damages.

                  "Permitted Cordova Energy Debt" has the meaning given to such term in Section 4.10 of the Cordova Energy Credit Agreement.

                  "Permitted Debt" means, without duplication, Permitted Funding Debt, Permitted Cordova Energy Debt and any Indebtedness of an Additional Guarantor permitted to be incurred by such Additional Guarantor pursuant to the Additional Credit Agreement to which it is a party.

                  "Permitted Funding Debt" has the meaning given to such term in
Section 4.9.

                  "Permitted Hedging Transactions" means (i) physical or financial transactions for the forward or future purchase or sale of gas, gas transportation, capacity, energy, ancillary services, transmission or related products, and (ii) interest rate hedging transactions designed to reduce exposure to fluctuations in yields to maturity for United States treasury securities, provided that, with respect to clause (i), such transactions (a) shall not be entered into for speculative purposes and (b) shall not be for quantities of capacity, energy or ancillary services that exceed the anticipated output of the Cordova Energy Project or for quantities of gas, gas transportation or transmission that exceed the anticipated requirements of the Cordova Energy Project.

                  "Permitted Investments" means investments in securities that are: (1) direct obligations of the United States or any agency thereof; (2) obligations fully guaranteed by the United States or any agency thereof; (3) certificates of deposit or bankers acceptances issued by commercial banks (including the Trustee, the Collateral Agent, the Securities Intermediary or any of their respective affiliates) organized under the laws of the United States or of any political subdivision thereof or under the laws of Canada, Japan, Switzerland or any country that is a member of the European Economic Community having a combined capital and surplus of at least $250,000,000 and having long-term unsecured debt securities then rated "A" or better by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or "A2" or better by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings), but at the time of investment not more than $25,000,000 may be invested in such certificates of deposit from any one bank; (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (1) and (2) above, entered into with any financial institution meeting the qualifications specified in clause (3) above; (5) open market commercial paper of any corporation incorporated or doing business under the laws of the United States or of any political subdivision thereof having a rating of "A-1" or better from S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or "P-1" from Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings), but at the time of investment not more than $25,000,000 may be invested in such commercial paper from any one corporation; (6) auction rate securities or money market preferred stock having one of the two highest ratings obtainable from S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or Moody's (or the equivalent by other Rating Agencies if Moody's is not then providing credit ratings); (7) corporate bonds having a rating of "A" or better by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or "A2" or better by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings); (8) investments in money market funds or money market mutual funds sponsored by any securities broker dealer of recognized national standing (or an affiliate thereof) having an investment policy that requires substantially all the invested assets of such fund to be invested in investments described in any one or more of the foregoing clauses having a rating of "A" or better by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or "A2" or better by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings), including money market funds for which the Securities Intermediary, in its individual capacity, its parent or any of its affiliates is investment manager or adviser or (9) investments in a cash escrow trust account maintained in the Securities Intermediary or one of its Affiliates.

                  "Permitted Liens" means, with respect to any Person: (i) Liens to secure Permitted Debt of such Person; (ii) Liens existing on the Closing Date, including, without limitation, exceptions to title set forth in the lenders' title insurance policy; (iii) Liens for taxes, assessments or governmental charges which are either not yet due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (iv) Liens in connection with workers' compensation, unemployment insurance or other social security or pension obligations; (v) mechanics', workmen's, materialmen's, suppliers', construction or other like Liens arising in the ordinary course of business or incident to the construction of the Cordova Energy Project; (vi) servitudes, easements, rights-of-way, restrictions, minor defects or irregularities in title and such other encumbrances or charges against real property or interests therein as are of a nature generally existing with respect to properties of a similar character and which do not in any material way interfere with the use thereof by such Person in the conduct of its business; (vii) deposits or pledges to secure statutory obligations or appeals, release of attachments, stay of execution or injunction, performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or for purposes of like general nature in the ordinary course of business; (viii) legal or equitable encumbrances deemed to exist because of the existence of any litigation or other legal proceeding, so long as such encumbrances are subject to a good faith contest; (ix) other Liens incidental to the conduct of such Person's business or the ownership of properties and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than vendor's Liens for accounts payable in the ordinary course of business) and which do not materially impair the use thereof by such Person in the conduct of its business; (x) Liens substantially similar to the Liens described above so long as any such Liens, if foreclosed upon, would not reasonably be expected to result in a Material Adverse Effect; (xi) Liens arising as a consequence of the execution of a Common Facilities Agreement; and (xii) Liens in favor of Commonwealth Edison Company as required under the ComEd Interconnection Agreement.

                  "Permitted Power Facility" means an electric power generation or cogeneration facility, including any related or ancillary facilities or equipment.

                  "Permitted Transferee" means, for any transfer by MidAmerican Holdings of all or a portion of its obligations under any Equity Commitment Agreement or any Debt Service Reserve Guarantee, any person which (1) has a long-term unsecured debt rating of (a) if such transfer of obligations is made in connection with a corresponding transfer of MidAmerican Holdings' equity interests in Cordova Energy, at least "Baa3" from Moody's (or the equivalent from another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" from S&P (or the equivalent from another Rating Agency if S&P is not then providing credit ratings), and (b) otherwise, at least "A" or better from S&P (or the equivalent from another Rating Agency if S&P is not then providing credit ratings) and at least "A2" from Moody's (or the equivalent from another Rating Agency if Moody's is not then providing credit ratings), or (2) provides Acceptable Credit Support to support such obligations.

                  "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability partnership, limited liability company, limited liability corporation, trust, unincorporated association, institution, Governmental Authority or any other entity.

                  "Plan" means an employee benefit or other plan established or maintained by the Funding Corporation or any Commonly Controlled Entity and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Policy Act" means the Energy Policy Act of 1992.

                  "Power Purchase Agreement" means the Power Purchase Agreement, dated as of July 6, 1999, as amended as of September 3, 1999, between Cordova Energy and El Paso.

                  "PPA Factor" means, for any period, the percentage obtained from the following calculation: (a) (i) all revenues of Cordova Energy for such period derived under the Power Purchase Agreement and/or any Acceptable Power Purchase Agreement divided by (ii) all revenues of Cordova Energy for such period derived from sales of capacity, energy and ancillary services from the Cordova Energy Project, multiplied by (b) 100; provided that the PPA Factor shall be deemed to be 100% at any time that at least 510 MW (based on the Specified Ambient Conditions) of the Cordova Energy Project's capacity is subject to the Power Purchase Agreement or an Acceptable Power Purchase Agreement.

                  "Principal Amount" means as to any Security or Securities the amount set forth on the face of each such Security as such amount is reduced by payments made or deemed made thereon as provided herein.

                  "Project Notes" means, collectively, the Cordova Energy Project Note and any Additional Project Notes.

                  "Project Documents" means the Power Purchase Agreement, the EPC Contract, the O&M Agreement, the Construction Agreement, the MEC Interconnection Agreement, the Facilities Agreement, the Gas Distribution Agreement and any Additional Project Document entered into by Cordova Energy with respect to the Cordova Energy Project.

                  "Projects" means, collectively, the Cordova Energy Project and any Additional Projects.

                  "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

                  "PURPA" means the Public Utility Regulatory Policies Act of 1978.

                  "QIB" or "Qualified Institutional Buyer" has the meaning set forth in Section 2.5(a) hereof.

                  "Rating" means the ratings assigned to the Securities by the Rating Agencies.

                  "Rating Agencies" means, collectively, Moody's and S&P, together with any other nationally recognized credit rating agency of similar standing if any such entity is not then currently rating the Securities or the applicable Person or obligation.

                  "Ratings Reaffirmation" means, with respect to a specified event, a confirmation from Moody's (or the equivalent from another Rating Agency if Moody's is not then providing credit ratings) and S&P (or the equivalent from another Rating Agency if S&P is not then providing credit ratings) that a lowering of the then-current ratings of the Securities will not result from such event.

                  "Record Date" means with respect to each Scheduled Payment Date, except a Scheduled Payment Date in connection with an optional or mandatory redemption, the first day of the calendar month, whether or not a Business Day, immediately preceding such Scheduled Payment Date, and means with respect to each Scheduled Payment Date in connection with an optional or mandatory redemption, the fifteenth day, whether or not a Business Day, preceding such Scheduled Payment Date.

                  "Redemption Date" has the meaning set forth in Section 3.2 hereof.

                  "Redemption Account" means the Account of such name established pursuant to Section 2.2 of the Depositary Agreement and having the following account number at the Securities Intermediary: C-29312G.

                  "Redemption Price" means an amount equal to the principal amount, premium (if any) and interest accrued to but not including the Redemption Date to be paid for Securities redeemed prior to maturity, as specified in the notice of redemption given pursuant to Section 3.4 hereof.

                  "Registrar" has the meaning set forth in Section 2.5(b) hereof.

                  "Registration Rights Agreement" means any exchange and registration rights agreement for any issuance of Additional Securities.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Required Holders" means those Holders holding more than 50% in aggregate principal amount of the Outstanding Securities.

                  "Required Modifications" means (i) modifications or improvements to the Cordova Energy Project or any Additional Project which are necessary to comply with applicable law or governmental approvals or which Cordova Energy or the applicable Additional Guarantor, as the case may be, reasonably believes are necessary or appropriate in response to enacted or anticipated changes in applicable law or the interpretation thereof, or (ii) modifications to the Cordova Energy Project or any Additional Project which are necessary to achieve final completion thereof after the utilization of all capital contributions made by MidAmerican Holdings and/or any Permitted Transferee under any equity commitment agreement executed in favor of Cordova Energy or the applicable Additional Guarantor.

                  "Responsible Officer" means, with respect to any Person and any subject matter or event, the president, chief executive officer, chief financial officer, general counsel, treasurer, vice president or other officer of such Person in each case who in the normal performance of his or her operational duties would have knowledge of such subject matter or event.

                  "Restricted Payments" means, with respect to any Person, (i) the declaration and payment of distributions, dividends or other payments in respect of the equity interests in such Person, (ii) the payment of principal of or interest on any Subordinated Indebtedness incurred by such Person or (iii) the making of any loans or advances to any Affiliate of such Person, in each case from cash or Permitted Investments on deposit in the Distribution Account.

                  "Restricted Security" means any Security that bears or is required to bear the legend set forth in the first and second paragraphs of the form of Security attached to this Indenture as Exhibit B, or similar legend set forth in any form of security attached to a Supplemental Indenture, as the case may be.

                  "Revenue Account" means the account of such name established pursuant to Section 2.2 of the Depositary Agreement and having the following account number at the Securities Intermediary: C-29312B.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "S & P" means Standard & Poor's Ratings Group, a corporation organized and existing under the laws of the State of New York, its successors and assigns.

                  "Scheduled Payment Date" means (i) with respect to any Security, each June 15, and December 15, and (ii) with respect to any other issuance of Permitted Debt, any date on which a principal and/or interest payment on such issuance of Permitted Debt is scheduled to be made.

                  "Scheduled Substantial Completion Date" means July 31, 2001, as may be modified in connection with an Approved Completion Plan.

                  "Secured Obligations" means all indebtedness, liabilities and obligations, of whatsoever nature and howsoever evidenced (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise), of the Funding Corporation and the Guarantors to the Secured Parties, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising.

                  "Secured Parties" means the Trustee (on behalf of the Holders of the Outstanding Securities), the Collateral Agent, the Securities Intermediary and each other party that becomes a Secured Party pursuant to the terms of the Intercreditor Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Intermediary" means Chase Manhattan Bank and Trust Company, National Association, as Securities Intermediary under the Depositary Agreement or any successor thereto pursuant to the terms thereof.

                  "Securities Register" has the meaning set forth in Section 2.5(b) hereof.

                  "Security" or "Securities" means any of the Initial Securities and any of the Additional Securities issued pursuant to the Indenture or any Supplemental Indenture.

                  "Security Documents" means the Mortgage and Security Agreement, the Collateral Assignment, the Membership Interests Pledge Agreement and the Stock Pledge Agreement.

                   "Series" has the meaning set forth in Section 2.2(a) hereof.

                  "Series A Final Maturity Date" has the meaning set forth in
Section 2.2(a) hereof.

                  "Special Make-Whole Premium" has the meaning given to such term in Exhibit B hereto, as calculated by the Funding Corporation.

                  "Specified Ambient Conditions" means 59 degrees Fahrenheit and 60% relative humidity.

                  "Standard Make-Whole Premium" has the meaning given to such term in Exhibit B hereto, as calculated by the Funding Corporation.

                  "Stock Pledge Agreement" means the Pledge Agreement, dated as of the Closing Date, by MidAmerican Holdings in favor of the Collateral Agent.

                  "Subordinated Indebtedness" means Indebtedness (and the note or other instrument evidencing the same) which has been subordinated on terms and conditions substantially the same as those attached hereto as Exhibit D, to the prior payment of amounts owing under this Indenture and the Securities.

                  "Substantial Completion" means satisfaction in all material respects of the conditions precedent set forth in Section 15.3 of the EPC Contract, as confirmed by the Independent Engineer (with customary assumptions and qualifications); provided that the Cordova Energy Project shall be deemed to have achieved Substantial Completion notwithstanding the failure to achieve Substantial Performance Tests Completion if (i) the Funding Corporation shall have redeemed Securities in accordance with Section 3.1(c) of the Indenture and
(ii) the Initial Securities shall then have Ratings which are equivalent to or better than the ratings assigned to the Initial Securities on the initial Closing Date.

                  "Substantial Completion Date" means the date on which the Cordova Energy Project achieves or is deemed to have achieved Substantial Completion.

                  "Substantial Performance Tests Completion" means "substantial performance tests completion" as such term is defined in the EPC Contract.

                  "Substitute Power Purchase Agreement" means (i) a power purchase agreement, tolling agreement or similar agreement for the sale of capacity, energy and/or ancillary services from the Cordova Energy Project with respect to which a Ratings Reaffirmation is obtained, or (ii) a power purchase agreement, tolling agreement or similar agreement for the sale of capacity, energy and/or ancillary services from the Cordova Energy Project that (a) has a counterparty that is rated at least "Baa3" by Moody's (or the equivalent by another Rating Agency if Moody's is not then providing credit ratings) and at least "BBB-" by S&P (or the equivalent by another Rating Agency if S&P is not then providing credit ratings) or whose obligations under such agreement are backed by Acceptable Credit Support, (b) has pricing and commercial terms which are, as a whole and together with the terms of any other Substitute Power Purchase Agreement then in effect, equivalent to or better than the Power Purchase Agreement, as certified (with customary assumptions and qualifications) by Cordova Energy and (c) has fixed capacity payments (or the equivalent thereof) which, at equivalent availability factors (after giving effect to applicable availability penalties and bonuses), are equivalent to or better than the Guaranteed Payment (as defined in the Power Purchase Agreement), as certified (with customary assumptions and qualifications) by Cordova Energy.

                  "Supplemental Indenture" means an Indenture supplemental to this Indenture entered into by the Funding Corporation and the Trustee for any of the purposes set forth in Article VII.

                  "Temporary Offshore Global Securities" shall have the meaning set forth in Section 2.5(a) hereof.

                  "Title Defect" means the existence of any defect in the title to the Cordova Energy Project (other than Permitted Liens) in effect on the Closing Date which entitles the Collateral Agent to make a claim under the Title Insurance Policy.

                  "Title Insurance Policy" means any title insurance policy which insures the Collateral Agent's mortgage on the Cordova Energy Project Site.

                  "Title Insurance Proceeds" means any proceeds actually received by the Collateral Agent under the Title Insurance Policy in connection with a Title Defect.

                  "Transaction Documents" means, collectively, the Project Documents and the Financing Documents.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means Chase Manhattan Bank and Trust Company, National Association and its successors, and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, or any successor to all or substantially all of its corporate trust business, provided that any such successor or surviving corporation shall be eligible for appointment as trustee pursuant to Section 10.8, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean such successor Trustee.

                  "Working Capital Facility" means any agreement or agreements from time to time in effect among the Funding Corporation and/or one or more Guarantors and banks or other financial institutions providing for the availability of working capital loans to the Funding Corporation and the Guarantors.

                  "Working Capital Facility Provider" means the commercial bank(s) or financial institution(s) providing working capital debt pursuant to the Working Capital Facility.

                                                                      EXHIBIT B


          [Form of Series A Senior Secured Bonds due December 15, 2019]

                           CORDOVA FUNDING CORPORATION

                SERIES A-[1] [2] [3] [4] [5] SENIOR SECURED BOND
                              DUE DECEMBER 15, 2019


         THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, ENCUMBERED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY AND ANY OWNER OF ANY INTEREST HEREIN REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF (X) THE ORIGINAL ISSUE DATE HEREOF AND (Y) THE LAST DATE ON WHICH CORDOVA FUNDING CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION

S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No. ____                                           Private Placement Number:

   Principal Amount         Final Maturity Date           Issue Date
   ----------------         -------------------           ----------
    $_____________           December 15, 2019       [September 10, 1999]
                                                     [December 15, 1999]
                                                       [March 15, 2000]
                                                       [June 15, 2000]
                                                     [September 15, 2000]
REGISTERED HOLDER:
PRINCIPAL AMOUNT:
INTEREST RATE:

                  CORDOVA FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Funding Corporation", which term includes any successor or assign under the Trust Indenture referred to below), for value received hereby promises to pay to the Registered Holder hereof, the outstanding principal amount hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing June 15, 2002) and ending on the Final Maturity Date set forth above, each such installment to be in an amount equal to the Principal Amount multiplied by the "Percentage of Principal Amount Payable" as set forth opposite the applicable payment date in the table set forth on Schedule I attached hereto (provided that the portion of the Principal Amount remaining unpaid on the Final Maturity Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Final Maturity Date), and to pay interest on the unpaid portion of the Principal Amount at the Interest Rate set forth above from the most recent Scheduled Payment Date for which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing on the Scheduled Payment Date next succeeding the issue date set forth above) until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable on any Scheduled Payment Date shall, as provided in the Trust Indenture referred to below, be paid to the Person in whose name this Security (or one or more predecessor securities) is registered in the Securities Register at the close of business on the Record Date for such payment of principal and interest, which shall be June 1 and December 1, respectively. Any such principal and interest that is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the Person in whose name this Security (or one or more predecessor securities) was registered in the Securities Register at the close of business on such Record Date, and may be paid to the Person in whose name this Security is registered at the close of business on a subsequent Record Date for the payment of such defaulted principal and interest, to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than fifteen (15) days prior to such subsequent Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Trust Indenture referred to below. All payments in respect of this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Interest payments for this Security will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  This Security is one of an authorized Series of Securities of the Funding Corporation known as its Series A-1 Senior Secured Bonds due December 15, 2019 (the "Securities"). The Securities are issued under the Trust Indenture dated as of September 10, 1999 (the "Trust Indenture") between the Funding Corporation and Chase Manhattan Bank and Trust Company, National Association, a national banking association organized under the laws of the United States, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as contemplated by the Bond Purchase Agreement, dated as of September 10, 1999 (the "Bond Purchase Agreement") among the Funding Corporation, Cordova Energy Company LLC ("Cordova Energy") and the institutional investors named on Schedule A thereto. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Trust Indenture.

                  All Securities are secured equally and ratably with one another. Reference is hereby made to the Trust Indenture for a description of the nature and extent of the Securities and the respective rights of the Holders of the Securities and of the Trustee and the Funding Corporation in respect of the Securities and the terms upon which the Securities are made and are to be authenticated and delivered. Subject to the terms of the Trust Indenture, the Holder of this Security is entitled to the benefits of the Bond Purchase Agreement and the Trust Indenture and may enforce the agreements of the Funding Corporation contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  The principal of, and interest on, this Security are payable from, and secured by, assets subject to the Lien on the Funding Corporation Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The obligations of the Company to pay the principal of, premium, if any, and interest on the Securities when due are unconditionally guaranteed by Cordova Energy pursuant to the Cordova Energy Guarantee. The Cordova Energy Guarantee will be secured by the Lien on the Cordova Energy Collateral, in accordance with the terms of the Trust Indenture and the Financing Documents.

                  The Securities are subject to a Collateral Agency and Intercreditor Agreement dated as of September 10, 1999.

                  The Trust Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Funding Corporation and the rights of the Holders of the Securities under the Trust Indenture at any time by the Funding Corporation with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Trust Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Funding Corporation with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. Any such consent or waiver or direction by the Holder of this Security shall be conclusive and binding upon the Holder and upon all future Holders of this Security and of any security issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  This Security is subject to optional redemption by the Funding Corporation in accordance with Section 3.1(a) of the Trust Indenture at a redemption price equal to all or a portion of the principal amount thereof, all interest accrued on such principal amount to but not including the Redemption Date and a make-whole premium (the "Standard Make-Whole Premium"). The Standard Make-Whole Premium is an amount equal to the Discounted Present Value calculated for any Security subject to such redemption less the unpaid principal amount of such Security; provided that the Standard Make-Whole Premium shall not be less than zero. For purposes of determining the Standard Make-Whole Premium, the "Discounted Present Value" of any Security subject to such redemption shall be equal to the discounted present value of all principal and interest payments scheduled to become due in respect of such Security after the date of such redemption, calculated using a discount rate equal to the sum of (1) the yield to maturity on the United States treasury security having an average life equal to the remaining average life of such Security and trading in the secondary market at the price closest to par and (2) 50 basis points; provided, however, that if there is no United States treasury security having an average life equal to the remaining average life of such Security, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest month, if necessary) from the yields to maturity for two United States treasury securities having average lives most closely corresponding to the remaining average life of such Security and trading in the secondary market at the price closest to par.

                  This Security is subject to optional redemption by the Funding Corporation in accordance with Section 3.1(b) of the Trust Indenture at a redemption price equal to 100% of the outstanding principal amount of the portion of this Security being redeemed plus a make-whole premium (the "Special Make-Whole Premium"). The Special Make-Whole Premium will be an amount equal to the Discounted Present Value calculated for the portion of this Security subject to such redemption less the unpaid principal amount of such portion of this Security; provided that the Special Make-Whole Premium shall not be less than zero. For purposes of determining the Special Make-Whole Premium, the "Discounted Present Value" of the portion of this Security subject to such redemption shall be equal to the discounted present value of all principal and interest payments scheduled to become due in respect of such portion of this Security after the date of such redemption, calculated using a discount rate equal to the sum of (1) the yield to maturity on the United States treasury security having an average life equal to the remaining average life of such portion of this Security and trading in the secondary market at the price closest to par and (2) 50 basis points; provided, however, that if there is no United States treasury security having an average life equal to the remaining average life of such portion of this Security, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest month, if necessary) from the yields to maturity for two United States treasury securities having average lives most closely corresponding to the remaining average life of such portion of this Security and trading in the secondary market at the price closest to par.

                  This Security is subject to optional redemption by the Funding Corporation at a redemption price equal to all or a portion of the principal amount thereof and all interest accrued on such principal amount to but not including the Redemption Date in accordance with Section 3.1(c) of the Trust Indenture. This Security is, under certain conditions, subject to mandatory redemption and redemption at the option of the Holders as set forth in Section
3.3 of the Trust Indenture.

                  Any payment of interest on any Security, the stated maturity of which payment is on or prior to any Redemption Date, shall be payable to the Holder of such Security, or one or more predecessor securities, registered as such at the close of business on the related Record Date or subsequent Record Date.

                  Notice of any redemption of Securities will be given at least 30 days before the Redemption Date to each Holder at its registered address.

                  Securities (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Trust Indenture shall cease to bear interest from and after the Redemption Date.

                  The unpaid portion of principal of this Security, together with all interest accrued thereon and all other amounts due hereunder, shall be due and payable, as provided in the Trust Indenture, upon the occurrence of certain Events of Default in full, or in such lesser amount in the case of an Event of Default relating to the bankruptcy, insolvency, receivership or reorganization of any Guarantor which has resulted in an automatic acceleration of such Guarantor's Project Note.

                  The Securities are issuable in registered form in denominations of [$100,000 or any amount in excess thereof] [$100,000 or any integral multiple of $1,000 in excess thereof].

                  No service charge will be made to any Holder of Securities for any transfer or exchange, but the Registrar and/or the Funding Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Security is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Security be overdue regardless of any notice to anyone to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                  For the avoidance of doubt, in the event of any conflict between any provision of the Trust Indenture and this Security, the Trust Indenture shall govern and supercede.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Security shall not be entitled to any benefit under the Trust Indenture, or be valid or obligatory for any purpose.

                  Recourse under this Security is limited as set forth in
Section 12.12 of the Trust Indenture.

                  IN WITNESS WHEREOF, the Funding Corporation has caused this instrument to be duly executed.

                                            CORDOVA FUNDING CORPORATION


                                            By: _____________________________
                                            Name:
                                            Title:

                          CERTIFICATE OF AUTHENTICATION

Dated:

                  This Security is one of the Series A Senior Secured Bonds due December 15, 2019 of Cordova Funding Corporation referred to in the within-mentioned Indenture.


_______________________________
as Trustee


By: ___________________________
         Authorized Signatory

                                 ASSIGNMENT FORM

                    (To be executed by the Registered Holder
                if such Holder desires to transfer this Security)

To: Chase Manhattan Bank and Trust Company, National Association 101 California Street, Suite 2725
         San Francisco, CA 94111
         Attention:  Rose Maravilla

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number of Other
Identifying Number of Assignee






                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said Security on the books of the Funding Corporation with full power of substitution in the premises.

         Attached to this Assignment Form is a certification of the Assignee providing the certifications for transfer required pursuant to the terms of the Indenture.

Dated:____________________
          Signature



          Signature Guaranteed

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever, and such signature must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to United States Securities and Exchange Commission Rule 17 AD-15.

               Series A Senior Secured Bonds due December 15, 2019

                  The following table sets forth the date of each semiannual installment of principal to be paid on this Security and the applicable percentage of the original principal amount payable on each such date:

               Scheduled Payment Date    Percentage of Principal Amount Payable

                   June 15, 2001                    0.0000%
                 December 15, 2001                  0.0000%
                   June 15, 2002                    0.2750%
                 December 15, 2002                  0.2750%
                   June 15, 2003                    2.0000%
                 December 15, 2003                  2.0000%
                   June 15, 2004                    1.8000%
                 December 15, 2004                  1.8000%
                   June 15, 2005                    1.7500%
                 December 15, 2005                  1.7500%
                   June 15, 2006                    1.0000%
                 December 15, 2006                  1.0000%
                   June 15, 2007                    0.9250%
                 December 15, 2007                  0.9250%
                   June 15, 2008                    1.0500%
                 December 15, 2008                  1.0500%
                   June 15, 2009                    1.4250%
                 December 15, 2009                  1.4250%
                   June 15, 2010                    2.0000%
                 December 15, 2010                  2.0000%
                   June 15, 2011                    2.0500%
                 December 15, 2011                  2.0500%
                   June 15, 2012                    2.2500%
                 December 15, 2012                  2.2500%

                   June 15, 2013                    2.5500%
                 December 15, 2013                  2.5500%
                   June 15, 2014                    3.0000%
                 December 15, 2014                  3.0000%
                   June 15, 2015                    2.9000%
                 December 15, 2015                  2.9000%
                   June 15, 2016                    3.5000%
                 December 15, 2016                  3.5000%
                   June 15, 2017                    3.7000%
                 December 15, 2017                  3.7000%
                   June 15, 2018                    4.4503%
                 December 15, 2018                  4.4503%
                   June 15, 2019                    5.1525%
                 December 15, 2019                  21.5969%

                                                                     EXHIBIT C


                               Form of Certificate


Chase Manhattan Bank and Trust Company, National Association
101 California Street, #2725
San Francisco, CA  94111

Cordova Funding Corporation
666 Grand Avenue
29th Floor
P.O. Box 657 Des Moines, IA 50303-0657

         Re:      Cordova Funding Corporation (the "Company")
                     Senior Secured Bonds (the "Securities")

Dear Sirs:

                  This letter relates to U.S. $_________ principal amount of Securities represented by a Security (the "Legended Security") which bears a legend outlining restrictions upon transfer of such Legended Security. Pursuant to Section 2.5(a) of the Trust Indenture (the "Indenture") dated as of September 10, 1999 relating to the Securities, we hereby certify that we are (or we will hold such securities on behalf of ) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the Legended Security for an unlegended Security representing an identical principal amount of Securities, all in the manner provided for in the Indenture.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                Very truly yours,

                            [Name of Securityholder]



                                            By:
                                                 ------------------------------
                                                  Authorized Signature

                                                                       EXHIBIT D

                        [Form of Transferor Certificate]

                              TRANSFER CERTIFICATE

               SERIES A SENIOR SECURED BONDS DUE DECEMBER 15, 2019

                  This is to certify that as of the date hereof with respect to $_____________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) of the Surrendered Securities represents and certifies for the benefit of Cordova Funding Corporation and Chase Manhattan Bank and Trust Company, National Association, as Trustee, that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

[ ] The Surrendered Securities are being transferred to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act and in accordance with any applicable blue sky or securities laws of any State of the United States; or

[ ] The Surrendered Securities are being transferred to an institution that is an "accredited investor" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) under Regulation D of the Securities Act that is acquiring the Surrendered Securities for investment purposes and not for distribution;* or

[  ]     The  transfer  of the Surrendered Securities complies with Rule 144 or
         Regulation  S under the Securities Act;** or





----------------
*These transfers require that the transferee deliver a letter substantially in the form of Exhibit E to the Indenture and may also require an opinion of counsel.

**These transfers may require an opinion of counsel.

[  ]     The transfer of the  Surrendered  Securities  complies with another applicable exemption from the registration requirements of the Securities Act.2


                                                ________________________________
                                                [Name of Holder]

Dated:  ___________, ____
[To be dated the date of presentation or surrendered]

                                                                      EXHIBIT E

                        [Form of Institutional Accredited
                     Investor Transferee Compliance Letter]


Cordova Funding Corporation
666 Grand Avenue, 29th Floor
P.O. Box 657 Des Moines, Iowa 50303-0657 Attention: Chief Financial Officer

Chase Manhattan Bank and Trust Company,
National Association
101 California Street, #2725
San Francisco, California  94111

Attention:  Corporate Trust Department

Dear Ladies and Gentlemen:

                  In connection with our proposed purchase of $ __________ aggregate principal amount of Series A Senior Secured Bonds due December 15, 2019 (the "Securities") of Cordova Funding Corporation, a Delaware Corporation (the "Funding Corporation") we confirm that:

                  1. We understand that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting hereafter stated, that such Securities may be resold, pledged or transferred only (i) to the Funding Corporation or an Affiliate of the Funding Corporation, (ii) pursuant to and in accordance with Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit C to the Indenture relating to the Securities, dated as of September 10, 1999), (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144, (iv) in compliance with Regulation S (if applicable) under the Securities Act, (v) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit C to the Indenture relating to the Securities, dated as of September 10, 1999) that is acquiring the

Securities for investment purposes and not for distribution and an Institutional Accredited Investor Transferee Compliance Letter in the form hereof is delivered to the Funding Corporation and to the Trustee under the Indenture relating to the Securities by such accredited investor, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Securities by us that Funding Corporation and the Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                  2. We are an institutional investor and are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We understand that the Securities will be issued solely in physical certificated form (and not in the form of interests in securities deposited with The Depository Trust Company) and the minimum principal amount of Securities that may be purchased by an institutional accredited investor is $100,000.

                  4. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  5. We acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Funding Corporation and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

                  6. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Funding Corporation and Chase Manhattan Bank and Trust Company, National Association, as Trustee, such certifications, legal opinions and other information as they may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  7. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                  THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                                ________________________________
                                                (Name of Purchaser)

                                                 By: ___________________________
                                                     Name:
                                                     Title:

Date:    _______________                    Address:

                                                                      EXHIBIT F


                            SUBORDINATION PROVISIONS

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Agency and Intercreditor Agreement, dated as of September 10, 1999 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Chase Manhattan Bank and Trust Company, National Association, as trustee (the "Trustee") under a certain Trust Indenture dated as of September 10, 1999 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), the other Secured Parties from time to time party thereto, Cordova Funding Corporation, Chase Manhattan Bank and Trust Company, National Association, as securities intermediary under a certain Deposit and Disbursement Agreement dated as of September 10, 1999 (as amended, supplemented or otherwise modified from time to time, the "Depositary Agreement"), and Chase Manhattan Bank and Trust company, National Association, as collateral agent under the Intercreditor Agreement.

                  [NAME OF SUBORDINATED LENDER] (together with its successors and assigns, the "Subordinated Lender") hereby agrees for the benefit of the Secured Parties that all [DESCRIBE SUBORDINATED LIABILITIES] (the "Subordinated Obligations") are and shall be junior and subordinate, to the extent and in the manner set forth hereinafter, in right of payment to the prior indefeasible payment or satisfaction in full of all Financing Liabilities. In furtherance thereof, each of the Secured Parties, the Collateral Agent and the Subordinated Lender further agrees that:

         (i)  (a)   The Subordinated Lender shall not ask, demand, sue for, take or receive from the Funding Corporation or any Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of the Collateral or any guaranty of payment or performance), payment of all or any of the Subordinated Obligations unless and until the Financing Commitments shall have been terminated and the Financing Liabilities shall have been paid or otherwise satisfied in full and except to the extent of distributions from the Distribution Account under the Depositary Agreement. For the purposes of these provisions, the Financing Liabilities shall not be deemed to have been paid or satisfied in full until those Financing Liabilities shall have been indefeasibly so paid to the Secured Parties or so otherwise satisfied (after the passage of any relevant preference periods).

         (ii) Upon any distribution of all or any of the assets of the Funding Corporation or any Guarantor to creditors of Funding Corporation or any Guarantor upon the dissolution, winding up, liquidation, arrangement, reorganization or composition of the Funding Corporation or any Guarantor, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Funding Corporation or any Guarantor or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Financing Liabilities until the Financing Liabilities have been paid or otherwise satisfied in full.

         (iii) Each of the Secured Parties may demand specific performance of these terms of subordination, whether or not the Funding Corporation or any Guarantor shall have complied with any of the provisions hereof applicable to them at any time when the Subordinated Lender shall have failed to comply with any of such provisions applicable to it. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

         (iv) So long as there are any Financing Commitments or any of the Financing Liabilities shall remain unpaid or otherwise unsatisfied, the Subordinated Lender shall not commence or join with any creditor other than the Collateral Agent in commencing any proceeding referred to in subsection (ii) above for the payment of any amounts which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations.

         (v) Subject to the termination of the Financing Commitments and the indefeasible payment or satisfaction in full of all of the Financing Liabilities, the Subordinated Lender shall be subrogated to the rights of the Secured Parties to receive payments or distributions of assets of the Funding Corporation or any Guarantor made on the Financing Liabilities until the Subordinated Obligations have been satisfied in full.

                  The foregoing provisions regarding subordination are for the benefit of the Secured Parties and shall be enforceable by them directly against the Subordinated Lender, and no Secured Party shall be prejudiced in its right to enforce subordination of any of the Subordinated Obligations by any act or failure to act by either the Funding Corporation or any Guarantor or anyone in custody of any of their respective assets or property. Notwithstanding anything to the contrary contained in the foregoing provisions, the Subordinated Lender may receive distributions in respect of the Subordinated Obligations from the Funding Corporation or any Guarantor to the extent that such distributions are permitted pursuant to Section 3.6 of the Depositary Agreement.

         (b) So long as any Secured Obligations remain outstanding, the following provisions shall apply:

                  (i) If a Trigger Event shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, shall be permitted and is hereby authorized to take any and all actions to exercise any and all rights, remedies and options which it may have under the Security Documents or the Intercreditor Agreement.

                  (ii) Until the Debt Termination Date, the Subordinated Lender shall not, without the prior written consent of the Secured Parties,
         (a) exercise any rights or enforce any remedies or assert any claim with respect to the Collateral, (b) seek to foreclose any Lien on, or sell, the Collateral, or (c) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing.

                  (iii) The Subordinated Lender hereby waives: (A) notice of the existence, creation or non-payment of all or any of the Financing Liabilities and (B) to the fullest extent permitted by law, any right it may have to require the Collateral Agent to marshal assets.

         (c) Subject to the terms of the Intercreditor Agreement, the Secured Parties may, at any time and from time to time, without any consent of or notice to the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender: (i) amend in any manner any agreement under which any of the Financing Liabilities is outstanding in accordance with the terms thereof; (ii) sell, exchange, release, not perfect and otherwise deal with any Collateral or other property at any time pledged, assigned or mortgaged to secure the Financing Liabilities in accordance with the Security Documents; (iii) release anyone liable in any manner under or in respect of the Financing Liabilities; (iv) exercise or refrain from exercising any rights against the Funding Corporation or any Guarantor and others; and (v) apply any sums from time to time received to payment or satisfaction of the Financing Liabilities.